Filed Pursuant to Rule 424(b)(7)
                                           Registration Statement No. 333-134405

Prospectus Supplement No. 2
      to Prospectus Dated May 23, 2006, as supplemented by
      Prospectus Supplement No. 1, dated May 30, 2006

                        FRANKLIN STREET PROPERTIES CORP.

                                  Common Stock

                                ----------------

      This prospectus supplement no. 2 supplements the prospectus dated May 23, 2006, as supplemented by prospectus supplement no. 1, dated May 30, 2006, relating to the offer and sale of an aggregate of 10,971,697 shares of common stock of Franklin Street Properties Corp. held by the persons named in the "selling stockholders" table included within. We issued these shares on April 30, 2006 in a private transaction. This prospectus supplement no. 2 should be read in conjunction with the prospectus and prospectus supplement no. 1. This prospectus supplement no. 2 is qualified by reference to the prospectus, as supplemented by prospectus supplement no. 1, except to the extent that the information provided by this prospectus supplement no. 2 supersedes the information contained in the prospectus, as supplemented by prospectus supplement no. 1. This prospectus supplement no. 2 is not complete without, and may not be delivered or utilized except in connection with the prospectus, including any amendments or supplements (including prospectus supplement no. 1) thereto.

      Investing in these securities involves risks. See Part II, Item 1A, "Risk Factors," of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and the other documents incorporated by reference herein and in the accompanying prospectus.

                                ----------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement no. 2. Any representation to the contrary is a criminal offense.

                                ----------------

               Prospectus supplement No. 2 dated August 30, 2006.

      The section of the prospectus entitled "Selling Stockholders" is amended and restated in its entirety to read as follows:

                              SELLING STOCKHOLDERS

      The following table and related notes show information regarding the shares of our common stock owned by the selling stockholders as of August 30, 2006.

      The number of shares beneficially owned by each selling stockholder is determined in accordance with Securities and Exchange Commission rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares which the person has the right to acquire within 60 days of August 30, 2006 through the exercise of any stock option or other right. The inclusion of such shares in the table below, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, to our knowledge each person or entity named in the table has sole voting power and investment power, or shares such power with his or her spouse, with respect to all shares of capital stock listed as owned by such person or entity. None of the selling stockholders has the right to acquire any shares of our common stock through the exercise of any stock option or other right.

      A selling stockholder may resell all, a portion or none of its shares at any time and from time to time. Selling stockholders may also sell, transfer or otherwise dispose of some or all of their shares of our common stock in transactions exempt from the registration requirements of the Securities Act. We do not know when or in what amounts the selling stockholders may offer shares for sale under this prospectus supplement no. 2. We may pay all expenses incurred with respect to the registration of the shares of our common stock owned by the selling stockholders, other than underwriting fees, discounts or commissions, which will be borne by the selling stockholders. The selling stockholders include all successors to the selling stockholders, including their transferees, pledgees or donees or their successors.

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Bernard S. Abrams Family Trust,
William S. Fein, Trustee                          69,325              2,387                66,938            *

Benjamin J. Abrohams & Molly
Henshaw Abrohams                                   9,217              2,387                 6,830            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Matthew
T. Adams, IRA#: 1796161                           19,563              5,026                14,537            *

ADI Family Limited Partnership,
Dr. Anthony D. Ivankovich, Gen.
Partner                                            4,775              4,775                     -            -

Steven J. Agresta                                 13,996             13,996                     -            -

Dr. Jeffrey H. Ahlin & Kyra J.
Ahlin                                              6,804              5,804                 1,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Khosrow
Alamin M.D. IRA #1814048                           2,387              2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Walter D.
Albert, II IRA # 1569787                           2,507              2,507                     -            -

Richard P. Albertson, MD                          20,434              4,775                15,659            *

James P. Allman                                    2,387              2,387                     -            -

George L. Altman                                   2,387              2,387                     -            -

Fifth Third Bank, Trustee,
Greenebaum Doll & McDonald Ret.
Plan, FBO: Mark S. Ament                           6,214              6,214                     -            -

Richard P. Ames                                    2,513              2,513                     -            -

Eric S. Anderson                                   2,797              1,256                 1,541            *

Fifth Third Bank, Trustee,
Greenebaum Doll & McDonald Ret.
Plan, FBO: P. Richard Anderson                     8,214              6,214                 2,000            *

Oakley V. Andrews                                 17,669              7,803                 9,866            *

Anhaltzer Marital Trust, Clare H.
Springs & Herbert S. Anhaltzer,
Trustees                                           9,551              9,551                     -            -

Mary Louise Anhaltzer Residuary
Trust, F. William Haberman,
Trustee                                            4,775              4,775                     -            -

David L. Ansell                                    2,387              2,387                     -            -

Arbors Of Hop Brook Partnership,
Paul T. Liistro, Manager Member
of GP                                              4,775              4,775                     -            -

Frank Argano                                       5,026              5,026                     -            -

John M. Arribas Jr.                                4,775              4,775                     -            -

Ashoka: Innovators for the
Public, Attn: William Drayton, CEO                81,413             17,413                64,000            *

Robert G. Ayres & Judith C. Ayres                  5,767              3,767                 2,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Robert G.
Ayres IRA #1807254                                 1,193              1,193                     -            -

Jeffrey M. Azpell                                  1,253              1,253                     -            -

Bachman Family Revocable Trust
dtd 11/16/04, Robert A. &
Bernadette Bachman, Co-Trustees                    3,156              1,451                 1,705            *

William F. Bahl                                   10,580             10,580                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: E. Jen
Baird, IRA# 1801679                                1,253              1,253                     -            -

The Lois M. Baker 1982 Trust,
Charles M. Baker, Trustee                          1,193              1,193                     -            -

Steven Baker                                       5,026              5,026                     -            -

Elizabeth P. Ball                                  2,707              2,707                     -            -

Robert L. Ball                                     3,644              3,644                     -            -

Peter A. Banks, MD & Naomi J.
Banks                                              8,881              2,387                 6,494            *

Lori F. Bard                                       5,361              2,387                 2,974            *

William Bard                                       1,193              1,193                     -            -

Ira P. Barsky                                     15,080             15,080                     -            -

Fred Bartizal M.D.                                 3,581              3,581                     -            -

Bashinsky Foundation, Inc., Sloan
Y. Bashinsky, Sr., President                     459,704             25,396               434,308            *

Estate of Sloan Y. Bashinsky,
Sr., c/o M. Owens Sims                           117,433            117,433                     -            -

Bastian FSP REITS Grantors
Retained Annuity Trus, Raphael M.
Bastian, Trustee                                  54,116             29,884                24,232            *

Sumner G. Baum Trust dated
12/6/95, Sumner G. Baum, Trustee                   1,256              1,256                     -            -

Adam S. Bazelon 1983 Trust, Wayne
R. Lueders, Trustee                               17,764              1,193                16,571            *

Matthew B. Bazelon, Wayne R.
Lueders, Custodian                                 2,387              2,387                     -            -

Susan Soref Bazelon 1991 Trust,
Susan Bazelon & Wayne R. Lueders,
Trustees                                           8,872              2,387                 6,485            *

Herbert Bearman Foundation, Inc.,
Dr. Sheldon B. Bearman, President                 13,463              7,408                 6,055            *

Dr. Sheldon B. Bearman & Arlene
E. Bearman                                        17,954              5,020                12,934            *

Marjorie K. Beinfield                              2,387              2,387                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Maurice
Belkin, IRA# 1793118                              15,720             15,720                     -            -

Indenture of Trust of Ene Y.
Benjamin 1990 Revoc, Trust as
Amended & Restated 11/13/2002,
Ene Y. Benjamin, Trustee                           7,694              1,253                 6,441            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Donald P. Bennett                                  1,256              1,256                     -            -

Kelley A. Bergstrom Revocable
Trust, Kelley A. Bergstrom, &
Joan L. Bergstrom, Trustees                       62,232              5,026                57,206            *

Lyle Berman Family Partnership,
Neil Sell, Trustee for General
Partner                                           75,277             75,277                     -            -

Howard I Bernstein Declaration of
Trust, u/a dated 4/28/87, Howard
I Bernstein, Trustee                              47,507              2,507                45,000            *

The Sumner T. Bernstein Family
Trust, Rosalyne Bernstein & James
Houle, Trustees                                    8,471              2,387                 6,084            *

Terry S. Bernstein                                87,623              9,802                77,821            *

Sara Curtis Bible                                116,090            116,090                     -            -

UBS Financial Services,
Custodian, Rodger L. Bick, IRA #
ML 21578-05                                        5,804              5,804                     -            -

Michael M. Biehl                                  10,580             10,580                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Constance
C. Bingham, IRA# 1742985                           1,193              1,193                     -            -

Uyless Black & Holly Waters                       17,271              2,387                14,884            *

Donald F. Blackburn                               24,423              2,507                21,916            *

Caryn A. Blanc Revocable Trust,
dated 11/22/2002, Caryn A. Blanc,
Trustee                                           11,081              5,026                 6,055            *

Barbara Blechner                                  16,193              1,193                15,000            *

Jack N. Blechner, M.D.                            41,756              1,256                40,500            *

Steven L. Blechner                                 7,754              2,450                 5,304            *

Charles J. Bloom                                  34,483              2,387                32,096            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Charles
J. Bloom, IRA# 1689321                            33,193              1,193                32,000            *

John T. Boese                                      2,387              2,387                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: David P.
Bogott IRA #1815869                                2,387              2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Timothy
R. Bogott, IRA# 1712299                            7,252              2,507                 4,745            *

Bank of Texas, N.A., as Trustee
of the Deana K. Butler Children's
Trust                                              8,317              8,317                     -            -

Bank of Texas, N.A., as Trustee
of the Robert S. Butler
Children's Trust                                  19,538             19,538                     -            -

Bank of Oklahoma, N.A., as
Trustee of the J.A. & Leta M.
Chapman Charitable Trust,                      1,294,844            664,232               630,612            *

Bank of Oklahoma, N.A., as
Trustee of the J.A. & Leta M.
Chapman Trust                                     12,567             12,567                     -            -

Bank of Oklahoma, N.A., as
Trustee of the Leta McFarlin
Chapman Memorial Trust                           357,255             25,134               332,121            *

Bank of Oklahoma, N.A., as
Trustee of the Leta M. Chapman
Trust Fund                                        81,511             20,107                61,404            *

Bank of Texas, NA, Trustee &
Custodian, FBO: David R. Davy
Rollover, IRA# 90-8152-01-0                        2,902              2,902                     -            -

Bank of Oklahoma, NA, Agent for
Joe W. Esco Revocable Trust dtd
1/3/00                                             5,026              5,026                     -            -

Bank of Oklahoma, N.A., Lisa
Astrea Milam Fatica CWS Trust,
Bank of OK, WT Milam, Sr & CS
Milam                                              5,014              5,014                     -            -

Bank of Albuquerque, NA, Agent,
Timothy W. & Kelly M. Frost Inv.
Agency                                             8,990              5,014                 3,976            *

Bank of Oklahoma, N.A., as
Trustee of the Ida M. McFarlin
Memorial Trust                                    27,585             12,567                15,018            *

Bank of Oklahoma, N.A., Mary
Ellen Meredith CWS Trust, Bank of
OK, WT Milam, Sr & CS Milam                        5,026              5,026                     -            -

Bank of Oklahoma, NA, Agent for
OETA Foundation, Inc.                              9,551              9,551                     -            -

Colorado State Bank & Trust,
Agent, FBO: Nora E. Roth, IMA
#61-0172-01-7                                      1,193              1,193                     -            -

Colorado State Bank & Trust, Cust
Agent, FBO: Murray M. Snyder, DO,
IRA #90-0071-01-0                                  4,775              4,775                     -            -

Virginia M. Sobral CWS Trust,
Bank of OK, WT Milam, Sr & CS
Milam Trustee, c/o Bank of
Oklahoma, NA                                       5,014              5,014                     -            -

Bank of Oklahoma, N.A., as
Trustee of the Pauline McFarlin
Walter Memorial Trust                             27,622             27,622                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Harold W. Bonus & Carol L. Bonus                   1,193              1,193                     -            -

George S. Bovis Revocable Trust,
George S. Bovis, Trustee                          39,958              4,775                35,183            *

W. Reynolds Bowers                                14,543              3,838                10,705            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: W.
Reynolds Bowers, IRA# 1709127                      9,745              3,838                 5,907            *

Edward H. Bowman, Jr.                             20,215              4,775                15,440            *

Nancy H. Brach                                 110,861                2,387               108,474            *

Alvin H. Brackup, MD & Elaine
Brackup                                            6,732              3,704                 3,028            *

Joan Ruth Brand & Robert Lewis
Brand Trust, u/a 04/10/95 FBO:
Joan Ruth Brand et al, Joan R. &
Robert Lewis Brand, Trust                          7,521              7,521                     -            -

Brant Investments, LLC, Joseph A.
Brant, Manager                                    15,042             15,042                     -            -

Douglas G. Braun & Amy B.
Stollmack                                          5,155              5,155                     -            -

Robert Aaron Breit Revocable
Living Trust dated 6/1/90, Robert
Aaron Breit, Trustee                             123,892              6,148               117,744            *

Edward G. Bremer Trust u/w dtd
6/6/60, FBO: E. Elizabeth
Johnson, c/o U.S. Bank, NA                        15,832              4,775                11,057            *

Brent Investments, Cary Drazner,
Managing Partner                                   7,521              7,521                     -            -

William T. Bride                                   2,507              2,507                     -            -


Toliver J. Brown                                  41,378              5,092                36,286            *

Robert H. Brownlee & Sue F.
Brownlee                                          15,353              2,513                12,840            *

Elizabeth E. Bryson Revocable
Trust, Elizabeth E. Bryson,
Trustee                                           49,508              1,451                48,057            *

Sheila R. Bugdanowitz                              5,949              2,507                 3,442            *

Arlene M. Bunis                                   17,513              2,513                15,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Bruce B.
Burgess, IRA# 1806275                              4,775              4,775                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Thomas C.
Burke, IRA#: 1794008                               5,026              5,026                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Burson Family Partnership (LP),
Harold Burson, General Partner                    58,688             10,310                48,378            *

Peter J. Byrne Trust dated
12/30/93, Peter J. Byrne, Trustee                 50,221              8,482                41,739            *

Bruce D. Cahill & Thea M. Cahill                  23,901              4,901                19,000            *

B. Wayne Caltrider                                48,804              5,804                43,000            *

J.C. Realty Limited Partnership,
B. Wayne Caltrider, General Partner               19,831             19,831                     -            -

Marie T. Campagna & Michael J.
Klich, Jr.                                        64,551              9,551                55,000            *

Caplin Family Investments LLC,
Michael Caplin, Managing Member                  972,340             40,752               931,588           1.3%

Ruth Caplin                                      543,897            139,132               404,765            *

PNC Bank, Custodian, FBO: Wayne
R. Carney, IRA#: 42-43-205-7898383                 4,775              4,775                     -            -

Wayne Carney Separate Property
Trust, Wayne R. Carney, Trustee                    5,804              5,804                     -            -

Robert Allen Caspe Revocable
Trust, Robert A. Caspe, Trustee                   10,053             10,053                     -            -

AG Edwards & Sons, Inc.,
Custodian, FBO: Donald R. Chabot
IRA Rollover, Acct. #: 2070-7603                  36,164             10,831                25,333            *

Loys Charbonnet III Revocable
Trust, Loys Charbonnet III,
Trustee                                           46,617              2,387                44,230            *

Jon P. Christiansen & Nancy J.
Christiansen                                       2,513              2,513                     -            -

                                                                                                -            -

James R. Clark & Martha C. Clark                   7,677              7,677                     -            -

Peter R. Coffin                                   10,011              2,902                 7,109            *

Mark B. Cohen & Jean R. Cohen                     38,802              9,551                29,251            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: William
M. Cohen, IRA# 1801092                             4,253              1,253                 3,000            *

Theodore Cohn & Alice Ginott Cohn                 90,158              9,802                80,356            *

George T. Cole                                    12,326              2,447                 9,879            *

Richard F. Cole                                    2,513              2,513                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Richard P. Cole                                   81,195             20,495                60,700            *

Joseph E. Coleman                                 18,941              2,387                16,554            *

Noris Comas                                       12,153              2,902                 9,251            *

John S. Cone                                      53,556              9,802                43,754            *

Earl E. Congdon Intangibles
Trust, David S. Congdon, Trustee                  89,577             23,547                66,030            *

John R. Congdon Revocable Trust
dtd 8/29/91, John R. Congdon,
Trustee                                           32,245              9,789                22,456            *

The Kathryn W. Congdon
Intangibles Trust, David S.
Congdon, Trustee                                  26,207             10,028                16,179            *

Natalie N. Congdon Revocable
Trust, dated 08/29/91, Natalie N.
Congdon, Trustee                                  22,024              9,802                12,222            *

Barbara Cook                                       5,191              3,704                 1,487            *

James A. W. Cook                                  12,387              2,387                10,000            *

Richard L. Cook                                    2,447              2,447                     -            -

National City Bank, Kentrucky,
Trustee, FBO: Melvin F. Coorsen
Trust Fund B                                       2,513              2,513                     -            -

Nathan E. Corning 4B#1 FBO:
Lawrence H Corning, Dwight B.
Corning, Investment Counsel                        5,026              5,026                     -            -

Nathan E. Corning Fund 8A FBO:
Lawrence H Cornin, Dwight B.
Corning, Investment Counsel                       10,053             10,053                     -            -

Nathan E. Corning Fund 8C FBO:
Eve M Corning, Dwight B. Corning,
Investment Counsel                                15,080             15,080                     -            -

James Coseo                                       33,816             14,816                19,000            *

John M. Crabill                                   89,764              5,026                84,738            *

Timothy T. Creager & Susan M.
Creager                                           22,790             16,623                 6,167            *

Catherine M. Criticos                             61,704              2,387                59,317            *

Gretchen K. Crosby                                 1,253              1,253                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Robert L.
Crosby, IRA#: 1629742                             12,367              1,256                11,111            *

George D. Cunningham & Noreen T.
Cunningham                                        11,193              5,026                 6,167            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Stephen J. Curtis & Bridget M.
Curtis                                            11,047              2,704                 8,343            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Stephen
J. Curtis, IRA # 1607462                           9,794              1,451                 8,343            *

CW Real Estate Fund I, LLC, R.
Angus West, CEO                                   12,567             12,567                     -            -

Maude H. Dickinson Inter Vivos
Trust - JLDP-NPB, FBO: Nancy P
Bruns #APC 1842-65, W W Rooke, A
Rooke, et al, Co-Trustees                          5,014              5,014                     -            -

John L. Dickinson Inter Vivos
Trust, FBO: Nancy P. Bruns
#APC-1843-65, NP Bruns, RM Evans,
et. al., Co-Trustee                                8,706              8,706                     -            -

Maude H Dickinson Inter Vivos
Trust, FBO: Maude G Carr,
#APC-1842-45, RM Evans, RF Carr,
et al, as Co-Trustees                              5,409              5,409                     -            -

John L. Dickinson Testamentary
Trust, FBO: Maude G Carr,
#APC-1841, RM Evans, MG Carr, et
al, Co-Trustees                                    5,026              5,026                     -            -

John L. Dickinson Inter Vivos
Trust, FBO: R. Marshall Evans,
Jr. #APC-1843-11, RM Evans, Maude
G. Carr, et al, Co-Trustrees                      10,580             10,580                     -            -

Maude H. Dickinson Inter Vivos
Trust FBO: Edward Goldsmith,
(EIG) Acct# APC-1842-46, RM
Evans, RF Carr III, et al,
Co-Trustees                                        5,014              5,014                     -            -

John L. Dickinson Inter Vivos
Trust FBO: E. I. Goldsmith, Jr.,
Acct# APC-1843-45, MG Carr, R M
Evans et. al, Co-Trustees                         10,942              4,775                 6,167            *

John L Dickinson Testemenatry
Trust FBO: Robert Goldsmith (RFG)
#APC-1841-02, R M Evans, M G Carr
, et. al, Co-Trustees                              5,014              5,014                     -            -

Maude H. Dickinson Inter Vivos
Trust FBO: Robert Goldsmith,
(RFG) Acct# APC-1842-47, W Rooke,
RF Carr III, et al, Co-Trustees                   17,349              5,014                12,335            *

John L Dickinson Inter Vivos
Trust, FBO: Robert F Goldsmith,
#APC-1843-46, M G Carr, R M
Evans, et al., Co-Trustees                         9,802              9,802                     -            -

John L. Dickinson Testementary
Trust FBO Elizabe, Evans
Goluchowski #APC-1841-05, RM
Evans, Maude G Carr, et al.
Co-Trustees                                       11,859              5,804                 6,055            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

John L. Dickinson Inter Vivos
Trust, FBO: Elizabeth Goluchowski
#APC-1843-12 RM Evans, Maude G.
Carr, et al. Co-Trustees                           4,775              4,775                     -            -

John L. Dickinson Inter Vivos
Trust - AAP-AAP II, FBO: Andrew
A. Payne, III #APC-1843-48 A
Rooke, RM Evans, et al,
Co-Trustees                                       10,942              4,775                 6,167            *

Andrew A. Payne Trust No. 2, FBO:
Andrew A. Payne, III Andrew A
Payne III & John LD Payne                          5,014              5,014                     -            -

Andrew A. Payne Trust No. 3, FBO:
J. Lewis Payne & Nancy P. Bruns
JLD Payne, Jr. & BB&T Bank,
Co-Trustees                                        9,551              9,551                     -            -

Maude H. Dickinson Inter Vivos
Trust JDLP/JLDP J, FBO: J. Lewis
Payne #APC-1842-64 W W Rooke, A
Rooke, et. al, Co-Trustees                         5,014              5,014                     -            -

John L. Dickinson Testamentary
Trust - AAP/JKTP, FBO: James K
Thomas Payne, #APC-1841-15 R M
Evans, M Carr, et. al.,
Co-Trustees                                        5,014              5,014                     -            -

Maude H. Dickinson Inter Vivos
Trust AAP/JKTP, FBO: James Kay
Thomas Payne APC#1842-49 AK Rooke
& WW Rooke, Sr. et al, Trustee                     5,804              5,804                     -            -

Andrew A. Payne Trust No 1 FBO:
Anastasia Rooke, Acct#
1233000088, Andrew A Payne, III
John L D Payne, Jr., Trustees                     27,327             21,160                 6,167            *

Maude H Dickinson Inter Vivos
Trust, FBO Andrew P. Rooke
#APC-1842 AK Rooke, W W Rooke, et
al, Co-Trustee                                    10,028             10,028                     -            -

John L Dickinson Testementary
Trust FBO Mary, Dickinson Sella,
Acct #APC-1841-06 R M Evans, M
Carr, et. al., Co-Trustee                         11,859              5,804                 6,055            *

John L. Dickinson Inter Vivos
Trust, FBO: Mary D. Evans Sella
#APC-1843-13 RM Evans, M Carr, et
al., Co-Truste                                     4,775              4,775                     -            -

Marvin C. Daitch Revocable Trust
Dated, October 26, 1995, as
Amended Marvin C. Daitch, Trustee                  1,253              1,253                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

James R. V. Daniel                                75,425              2,902                72,523            *

Edward Darman                                    242,572             48,723               193,849            *

Edward Darman Company Limited
Partnership, Edward Darman, CEO                1,167,649            271,358               896,291           1.3%

Hilda Darman QTIP Trust, Gary
Darman, Trustee                                    9,802              9,802                     -            -

Linda Darman                                      64,178             14,816                49,362            *

Nina Darman Antonsen, Linda
Darman, Custodian                                  5,014              5,014                     -            -

Franco J. Dattilo                                  2,507              2,507                     -            -

John J. Dattilo                                    5,014              5,014                     -            -

Leslie F. Davis                                   13,806              4,775                 9,031            *

Richard T. Davis, Jr.                             15,590              6,483                 9,107            *

Robert E. Davis & Linda Larie
Davis                                              4,775              4,775                     -            -

Robert E. Davis & Linda Larie
Davis                                              5,804              5,804                     -            -

National City Bank, Trustee,
Calfee, Halter, & Griswold LLP
PST&P FBO: Philip M. Dawson
#01647582LC7                                       2,513              2,513                     -            -

Decahedron Partners, L.P.,
Francis E. Spindler Revocable
Trust, G.P c/o Francis E.
Spindler, Trustee                                 10,870             10,870                     -            -

Delta Management, Inc., Peter Van
Dyke, President                                   21,804              5,804                16,000            *

Robert L. DeMay                                    2,447              2,447                     -            -

DenJoe Investment Company, Joseph
Jerkovich & Dennis Shea, Partners                 14,826              5,020                 9,806            *

Audrey Deren                                       5,026              5,026                     -            -

Charles M. Desenberg Irrevocable
Trust, Marilyn A. Desenberg,
Gregory S. Band & Richard E.
Goble, Co-Trustees                                 2,387              2,387                     -            -

Charles M. Desenberg Revocable
Trust, Charles M. Desenberg,
Trustee                                            4,775              4,775                     -            -

Marilyn A. Desenberg Revocable
Trust, Marilyn A. Desenberg,
Trustee                                            2,387              2,387                     -            -

Robert J. Dessommes, III                           2,450              2,450                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: William
Dickter, IRA# 1672254                              3,898              3,898                     -            -

Herbert T. Dike Revocable Trust
dtd 9/14/94, Herbert T. Dike,
Trustee                                           53,578              2,387                51,191            *

Di Renzo & Bomier Retirement
Trust, Robert C. Di Renzo,
Trustee                                           10,885              4,775                 6,110            *

DLD Family Investments, LLC,
Randa Duncan Williams, President                  98,381             41,242                57,139            *

Robert J. Dockery & Susan J.
Dockery                                           24,502              5,026                19,476            *

Carolyn A. Dodd                                    5,026              5,026                     -            -

Carolyn A. Dodd &, Cynthia L.
Manning                                            4,775              4,775                     -            -

Christopher L. Doerr                              11,193              5,026                 6,167            *

David P. Donovan                                   1,256              1,256                     -            -

Harry C. Doolittle & Misook
Doolittle                                         58,045             58,045                     -            -

Emilie L. Downs                                    2,450              2,450                     -            -

James F. Drew & Marianne C. Drew                   4,775              4,775                     -            -

David L. Duffy & Marcelline E.
Thomson                                            4,775              4,775                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: David L.
Duffy, IRA #1810963                                4,775              4,775                     -            -

Elizabeth M. Dunbar                               48,270              5,290                42,980            *

D-W Family Limited Partnership,
WCT, Inc. General Partner Donald
J. Wright, President                              79,709             25,635                54,074            *

Eastholm Summer Associates
Partnership, Guido Goldman                         2,387              2,387                     -            -

Chelsea Echenique, Jorge E.
Echenique, Custodian                              16,507              4,901                11,606            *

Jorge Echenique, MD, PA,
Qualified, Deferred Compensation
Trust FBO: Jorge Echenique,
Trustee                                           58,629              4,894                53,735            *

Michelle Echenique 2002 Revocable
Trust, Michelle Echenique,
Trustee                                           71,260              7,282                63,978            *

Steven Echenique, Jorge
Echenique, Custodian                              16,507              4,901                11,606            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

William S. Eckland & Abbie G.
Eckland                                            4,096              4,096                     -            -

Marc F. Efron & Barbara H. Bares                   4,088              2,387                 1,701            *

Marc F. Efron                                      5,361              2,387                 2,974            *

EHF Investments, Attention: M.
Hatch                                            159,138              4,775               154,363            *

David H. Ehrlich Revocable Trust,
David H. Ehrlich, Trustee                         25,704              2,704                23,000            *

John W. Eilers                                     5,447              2,447                 3,000            *

Charles J. Eisen                                   7,803              7,803                     -            -

State Street Bank & Trust, c/o
Sanford C. Bernstein & Co. LLC,
Cust FBO: David N. Ellenhorn                       2,387              2,387                     -            -

Article #9 Trust u/w Dorothy L.
Bernhard, FBO: Robert A. Bernhard
William L. Bernhard, Trustee                      10,028             10,028                     -            -

William Bernhard Family Trust u/a
dtd 9/3/64, Robert A. Bernhard &
William L. Bernhard, Trustees                     15,042             15,042                     -            -

John K. Colgate, Jr.                              11,609             11,609                     -            -

John Colgate Residuary Trust,
FBO: John Colgate John K Colgate
Jr & Mary C Kirk Tt                               21,637             21,637                     -            -

John Colgate Trust #1, John K
Colgate, Jr. Russell Wilkinson, &
Mary C Kirk, Trustees                             32,456             32,456                     -            -

Mary C. Kirk                                      17,413             17,413                     -            -

Hilary C. McInerney                                5,804              5,804                     -            -

John Stephens &, Anna Stephens                    16,623             16,623                     -            -

John Stephens &, Anna Stephens                     4,775              4,775                     -            -

Turnstone Ventures LP, Dr. Philip
O. Livingston, Managing GP                        42,485             42,485                     -            -

Josephine Wilkinson Trust #1,
John K Colgate, Jr., Edith W.
Allen & Russell C. Wilkinson,
Trustees                                          24,935             24,935                     -            -

Russell Wilkinson,                                12,535             12,535                     -            -

Gregor K. Emmert, Sr. Rev. Trust,
c/o National City Bank, Trustee
Acct #: 09-30T649000                               9,789              9,789                     -            -

Charles A. Engh, M.D. Revocable
Trust, Charles A. Engh, Trustee                   49,012             49,012                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

William D. Epstein Living Trust,
William D. Epstein, Trustee                          596                596                     -            -

Ethics and Excellence in
Journalism Foundation, William J.
Ross, President                                   10,580             10,580                     -            -

Hubbard Properties, Inc., R.
Marshall Evans, President                         20,107             20,107                     -            -

Sharran P. Everhart Revocable
Living Trust, Sharran P.
Everhart, Trustee                                 78,805              2,507                76,298            *

William Bryan Farney                              28,211              8,859                19,352            *

Marjorie M. Feagin                                15,511              3,838                11,673            *

Robert R. Feagin III                               6,232              3,838                 2,394            *

Ellen S. Feldstein                                22,593              2,387                20,206            *

Stuart F. Feldstein &, Ellen S.
Feldstein                                         15,187              2,387                12,800            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Richard
S. Felkner, IRA# 1801678                          10,580             10,580                     -            -

Sheridan D. Felkner                                7,527              7,527                     -            -

John R. Ferguson & Janine D.
Harris                                            91,486              1,193                90,293            *

Eugene P. Fine Living Trust,
Eugene P. Fine, Trustee                           10,041             10,041                     -            -

Finn Investors Limited
Partnership, Dr. Steven G. Finn,
General Partner                                   98,339              9,551                88,788            *

Dr. Steven G. Finn                               173,017              5,026               167,991            *

John W. Fischer & Nancy M.
Fischer                                            7,903              1,256                 6,647            *

J. F. Fletcher Trust, AmSouth
Bank, Trustee                                     10,053             10,053                     -            -

Richard A. Flyg                                   10,273              3,961                 6,312            *

Foley Family Foundation, Stephen
Fisher & Wendy Bosworth,
Trustee's                                         26,517              9,551                16,966            *

Bruce L. Forbes,                                  10,028             10,028                     -            -

Foreman Investment Capital, LLC,
Scott F. Zarrow, President                         5,415              5,415                     -            -

James L. & Mabel D. Foreman,
Trustees, U/I/T James L. Foreman
dated 11/08/99                                     4,901              4,901                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Mabel D. & James L. Foreman,
Trustees, U/I/T Mabel D. Foreman
dated 11/08/99                                     4,901              4,901                     -            -

John M. Fox                                        4,775              4,775                     -            -

William Jackson Frable Living
Trust, William Jackson Frable,
Trustee                                           63,594              5,014                58,580            *

Citigroup Global Markets,
Custodian, FBO: Jay W. Freedman
IRA #179-64830-12-031                              2,387              2,387                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Joseph D.
Freedman, IRA# 810175                              7,408              7,408                     -            -

William M. Freedman &, Harriet A.
Freedman                                           9,388              1,193                 8,195            *

Charles Schwab & Co., Inc.,
Custodian, FBO: Abraham P
Friedman, IRA# 34693985                            1,256              1,256                     -            -

Don Friedman                                      16,930              4,775                12,155            *

Jerry M. Frye                                      1,253              1,253                     -            -

Fay Marie Gallus                                  69,315              8,796                60,519            *

Angela Gardella                                    4,775              4,775                     -            -

Michael Gardella, Jeanne Gardella                  4,775              4,775                     -            -

Thomas H. Garrett                                 23,482             13,482                10,000            *

Thomas H. Garrett & Linda H.
Garrett                                           26,260              5,026                21,234            *

August W. Geise, IV                               15,748              9,802                 5,946            *

Bob Gerber                                         2,387              2,387                     -            -

Richard B. Gerber, M.D.                           22,516              4,775                17,741            *

Suzannah Gerber Trust, Richard B.
Gerber, M.D., Trustee                             23,727              1,193                22,534            *

Frederick J. Gerhart                              19,193              1,193                18,000            *

James F. Gerrity, III                              2,387              2,387                     -            -

Peter F. Gerrity                                   4,775              4,775                     -            -

Jeff M. Gerum 1994 Revocable
Trust, Jeff M. Gerum, Trustee                     45,732              9,789                35,943            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: L. Henry
Gissel, Jr. R/O IRA# 1742727                       2,451              1,451                 1,000            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Lewis H. Gissel, Jr. as Separate
Property                                           2,710              2,510                   200            *

Herbert S. Gittelman Revocable
Trust, Herbert S. Gittelman,
Trustee                                           46,551              4,775                41,776            *

GJW, LLC, Gordon R. Walsh,
Manager                                           20,621             20,621                     -            -

Stephen R. Gladstone                              10,112              7,288                 2,824            *

Cynthia B. Godfrey                                 1,193              1,193                     -            -

Loren Godfrey                                      4,417              1,193                 3,224            *

Goldberg Management Company LLC,
Walter Goldberg, Managing Member                   2,902              2,902                     -            -

Walter Goldberg Company, Waler
Goldberg, Managing Partner                         6,095              6,095                     -            -

JDAG LLC, Walter Goldberg,
Managing Partner                                   7,803              7,803                     -            -

Greer Goldman                                      4,775              4,775                     -            -

Internal Medicine Associates,
Ltd., Pension Fund FBO: Jacob
Goldstein                                          2,513              2,513                     -            -

Jill Goldstein                                  14,326               14,326                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Clifford
T. Gordon IRA #1817747                             1,193              1,193                     -            -

Gerald W. Gorman                                   5,409              5,409                     -            -

Scott J. Grady &, Judith L. Grady                  4,868              2,447                 2,421            *


Philip L. Graham, Jr., Esq.                       71,749              2,507                69,242            *

Andrew M. Gralla                                  68,897             10,310                58,587            *

Lazar J. Greenfield Living Trust,
Lazar J. Greenfield, Trustee                      55,940              5,026                50,914            *

Three Jays Family Limited
Partnership, Three Jays, LLC, its
General Partner Lazar J.
Greenfield, Managing Partn                         4,775              4,775                     -            -

Lewis Greenwald &, Olive
Greenwald                                         25,088              2,447                22,641            *

Susan P. Gribbell (2)                              1,596              1,451                   145            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Shirley K. Griffin                                30,818             10,818                20,000            *

William M. Griffin                               443,401             14,565               428,836            *

Glenview Trust Company, Agent,
Lisa Tate Austin Trust Under
Agreement dated 12/30/88 (#484)                   12,303             12,303                     -            -

Glenview Trust Company, Trustee,
Judith A. Ayotte Revocable Trust #                 2,513              2,513                     -            -

Glenview Trust Company, Agent,
Barbara M. Baker, IMA #542                         2,387              2,387                     -            -

Glenview Trust Company, Agent,
Beam Family Limited Partnership
#426                                               1,256              1,256                     -            -

Glenview Trust Company, Trustee,
John G. Beam Trust TUW FBO:
Jeanne D. Beam #427                                2,513              2,513                     -            -

Glenview Trust Company, Trustee,
Hannah W. Bloom Revocable Trust #                  3,704              3,704                     -            -

Glenview Trust Company, Agent,
Susan Boone, IMA# 565                              2,387              2,387                     -            -

Glenview Trust Company, Agent,
Timothy & Karen Brown, IMA # 873                  10,038             10,038                     -            -

Glenview Trust Company, Agent,
David C. Brown IMA #541                            1,193              1,193                     -            -

Glenview Trust Company, Trustee,
Lendy & Darrell Brown Charitable
Remainder Unitrust #390                            4,775              4,775                     -            -

Glenview Trust Company, Trustee,
Lendy Firestone Brown Revocable
Trust #378                                         9,855              9,855                     -            -

Glenview Trust Company, Agent,
Donald D. & Karen K. Buchanan
IMA# 713                                           1,256              1,256                     -            -

Glenview Trust Company, Agent,
Cabbage Patch Settlement House,
Inc. Investment Management
Agreement #45                                      2,510              2,510                     -            -

Glenview Trust Company,
Custodian, FBO: Burton J. Cohen
MD, IRA# 076                                       2,507              2,507                     -            -

Glenview Trust Company,
Custodian, FBO: James Daniel
Conner, Jr. IMA# 539                              18,520             18,520                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Glenview Trust Company,
Custodian, FBO: David Daulton,
IRA# 291                                           2,387              2,387                     -            -

Glenview Trust Company, Trustee,
Paxton M. Wilt Irrev. Trust FBO:
John Paxton Dering #294                            2,513              2,513                     -            -

Glenview Trust Company, Agent,
Paxton M. Wilt Irrev. Trust FBO:
William G. Dering, Jr. IMA #295                    2,513              2,513                     -            -

Glenview Trust Company, Trustee,
Sarah R. Devlin Revocable Trust
#383                                               9,789              9,789                     -            -

Glenview Trust Company,
Custodian, FBO: A. Robert Doll,
IRA# 186                                           2,513              2,513                     -            -

Glenview Trust Company,
Custodian, FBO: Denise Hale
Downard, IRA# 117                                  1,256              1,256                     -            -

Glenview Trust Company,
Custodian, FBO: P. Kelly Downard,
IRA# 118                                           3,707              3,707                     -            -

Glenview Trust Company,
Custodian, FBO: Donald E. Doyle,
IRA #274                                           1,256              1,256                     -            -

Glenview Trust Company, Agent,
George F. Duthie IMA #089                          2,513              2,513                                  -

Glenview Trust Company, Agent,
Marshall P. Eldred, Jr. IMA#509                   11,112             11,112                     -            -

Glenview Trust Company, Trustee,
Alexander T. Farnsley Trust Under
Will FBO B Sanders, G McNair & D
Walter                                            14,684             14,684                     -            -

Glenview Trust Company, Trustee,
Susan G. Ford Revocable Trust
#335                                               4,901              4,901                     -            -

Glenview Trust Company, Agent,
University Cardiothoracic
Surgical Assoc PSC Retirement
Plan FBO: Dr. Laman                               14,816             14,816                     -            -

Glenview Trust Company,
Custodian, FBO: Diller B. Groff,
IRA# 393                                          17,078             17,078                     -            -

Glenview Trust Company,
Custodian, FBO: William D.
Grubbs, IRA# 495                                   2,513              2,513                     -            -

Glenview Trust Company, Agent,
Carl Hafele IMA #471                               7,407              7,407                     -            -

Glenview Trust Company, Trustee,
Arch L. Heady, III Revocable Tr.
#120                                              10,041             10,041                     -            -

Glenview Trust Company, Agent,
Raefette B. & Audwin A. Helton,
IMA# 540 Attn: Emily Lawrence                      3,770              3,770                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Glenview Trust Company,
Custodian, Edward L. Hickerson
SEP IRA #577                                       1,193              1,193                     -            -

Glenview Trust Company, Trustee,
Melvin L. Huber, Sr. Amended
Trust #062                                         2,513              2,513                     -            -

Glenview Trust Company, Agent, JG
Partnership, Ltd., IMA #478                       22,231             22,231                     -            -

Glenview Trust Company, Agent,
Betty A. Jones, IMA #477                           8,661              8,661                     -            -

Glenview Trust Company, Agent,
Carol Jones & Paul H. Levitch
IMA# 439                                          12,369             12,369                     -            -

Glenview Trust Company, Agent,
Daniel H. Jones, IMA# 493                          5,026              5,026                     -            -

Glenview Trust Company, Agent,
Matthew L. Jones, IMA# 476                        12,428             12,428                     -            -

Glenview Trust Company, Agent,
Susan T. Jones, IMA# 475                          11,175             11,175                     -            -

Glenview Trust Company, Trustee,
Alfred S. Joseph, Jr. Trust FBO:
Dorothy Joseph #217                                5,020              5,020                     -            -

Glenview Trust Company, Trustee,
Alix Joseph Revocable Trust #223                   2,507              2,507                     -            -

Glenview Trust Company, Trustee,
Helen R. Joseph Trust u/w et al.
(#227)                                             5,020              5,020                     -            -

Glenview Trust Company, Agent,
Susan Joseph, IMA# 300                             3,644              3,644                     -            -

Glenview Trust Company, Agent,
Dr. John Stewart Koch, IMA # 397                   3,641              3,641                     -            -

Glenview Trust Company, Trustee,
Laramie L. Leatherman Family
Trust #373                                        11,112             11,112                     -            -

Glenview Trust Company,
Custodian, Portia H. Leatherman,
IRA# 352                                          14,816             14,816                     -            -

Glenview Trust Company,
Custodian, FBO: Joseph J.
McGowan, IRA# 240                                  1,256              1,256                     -            -

Glenview Trust Company, Trustee,
Jessie Barker McKellar Trust Fund
No. 2 FBO: Douglas H. McKellar,
Jr. (#08                                           8,595              8,595                     -            -

Glenview Trust Company, Trustee,
Jessie Barker McKellar 1976 Trust
FBO: Douglas McKellar, Jr. Fund 4                  8,595              8,595                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Glenview Trust Company, Trustee,
Doulgas H. McKellar, Jr. Irrev.
Trust FBO: Jessica B. M.
McKellar #100                                     1,256             1,256                     -              -

Glenview Trust Company, Trustee,
Jessie Barker McKellar Charitable
Foundation #415                                   14,816             14,816                     -            -

Glenview Trust Company,
Custodian, FBO: Theodore L.
Merhoff, IRA# 326                                  2,510              2,510                     -            -

Glenview Trust Company,
Custodian, FBO: James B. Moore,
IRA #077                                           2,447              2,447                     -            -

Glenview Trust Company, Agent,
FBO: John Thomas Moore &
Katherine H. Moore IMA# 522                        2,387              2,387                     -            -

Glenview Trust Company, Agent,
Katharine S. Moore IMA #584 Attn:
James B. Moore                                     7,342              7,342                     -            -

Glenview Trust Company, Agent,
Mary Ann Moore Revocable Trust
#515                                               3,701              3,701                     -            -

Glenview Trust Company, Trustee,
James Morrissey Family Limited
Partnership IMA #171                               6,274              6,274                     -            -

Glenview Trust Company, Trustee,
Kay Morrissey Family Limited
Partnership #172                                   6,274              6,274                     -            -

Glenview Trust Company, Agent,
Carolyn Duthie Mountjoy, IMA #
286                                                1,256              1,256                     -            -

Glenview Trust Company, Agent, W.
Patrick Mulloy IMA # 159                           6,277              6,277                     -            -

Glenview Trust Company,
Custodian, FBO: Debra M. Murphy,
IRA #004 Attn: Doris Skees                         1,256              1,256                     -            -

Glenview Trust Company,
Custodian, FBO: Ronald J. Murphy,
IRA #001                                           2,510              2,510                     -            -

Glenview Trust Company, Trustee,
Ronald J. Murphy Revocable Trust
#003                                               2,507              2,507                     -            -

Glenview Trust Company, Trustee,
Elaine Musselman Revocable Trust
#044                                               4,894              4,894                     -            -

Glenview Trust Company, Trustee,
Sara B. Musselman Revocable Trust
#088                                               4,901              4,901                     -            -

Glenview Trust Company, Trustee,
Celeste M. Neuman Irrevocable
Trust Fund 4 #063                                 11,172             11,172                     -            -

Glenview Trust Company, Trustee,
Douglas Clay Neuman Irrevocable
Trust Fund 3 #068                                  2,513              2,513                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Glenview Trust Company, Agent,
Charles & Nancy Neumann, IMA #273                  2,513              2,513                     -            -

Glenview Trust Company, Trustee,
Carolyn & Rhodes Nutter Rev Trust
#587                                               1,193              1,193                     -            -

Glenview Trust Company,
Custodian, FBO: Rhodes B. Nutter
IRA #588                                           1,193              1,193                     -            -

Glenview Trust Company,
Custodian, FBO: Robert E.
O'Connor, Jr. IRA# 432                             7,408              7,408                     -            -

Glenview Trust Company, Trustee,
Barbara Tway Partlow Revoc Trust
#578                                               4,775              4,775                     -            -

Glenview Trust Company, Trustee,
William T. Tway Trust u/w FBO:
Barbara T. Partlow #603                            4,775              4,775                     -            -

Glenview Trust Company, Agent,
Carl F. Pollard, IMA # 550                        29,633             29,633                     -            -

Glenview Trust Company,
Custodian, FBO: Gordon L. Ragan,
IRA #078                                           3,763              3,763                     -            -

Glenview Trust Company, Agent,
Helen D. Rhawn IMA #601                            1,193              1,193                     -            -

Glenview Trust Company, Agent,
Robert W. Rounsavall, Jr. Family
Foundation, Inc. #691                              2,513              2,513                     -            -

Glenview Trust Company,
Custodian, FBO: E. Peter Rutledge
IRA# 455                                           2,513              2,513                     -            -

Glenview Trust Company, Agent,
James S. & Kathleen M. Ryan IMA
#460                                               9,789              9,789                     -            -

Glenview Trust Company, Agent,
Mary H. Schulz Revocable Trust
dated July 15, 1999 #492                           1,256              1,256                     -            -

Glenview Trust Company, Agent,
Raymond G. Shea, MD PSC Profit
Sharing Plan & Trust #532                         10,041             10,041                     -            -

Glenview Trust Company, Trustee,
Steven F. & Jeni L. Smith
Revocable Trust #028                               5,026              5,026                     -            -

Glenview Trust Company, Agent,
William James Sprow, III IMA #
497                                                5,020              5,020                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Glenview Trust Company,
Custodian, FBO: George E.
Stablein, IRA# 413                                11,112             11,112                     -            -

Glenview Trust Company, Trustee,
Ethel Bayless Irrevocable Trust
FBO: Stewart Family #474                           4,960              4,960                     -            -

Glenview Trust Company, Trustee,
J. Lyle Bayless, Jr. Trust u/w B
Trust FBO: Virginia Lyons Stewart
#513                                              12,428             12,428                     -            -

Glenview Trust Company, Trustee,
Mary Hillerich Tabler Revocable
Trust #099                                         3,770              3,770                     -            -

Glenview Trust Company, Agent,
Ellen Tate Residuary Trust Under
Will #483                                         14,816             14,816                     -            -

Glenview Trust Company, Agent,
Peter Tate Trust Under Agreement
dated 12/30/88 #485                                9,915              9,915                     -            -

Glenview Trust Company, Agent, W.
Kent Taylor, IMA# 788                              7,288              7,288                     -            -

Glenview Trust Company, Agent,
Matthew A. Thorton IMA #438                        2,513              2,513                     -            -

Glenview Trust Company, Trustee,
Archibald Cochran Trust U/W FBO:
Polly C. Tyler #208                                2,513              2,513                     -            -

Glenview Trust Company, Trustee,
Vincenzos Inc. Pension & Profit
Sharing Trust #362                                 7,408              7,408                     -            -

Glenview Trust Company, Agent,
Peter L. Walton, Executive of
Estate of E.S. Walton a/c #1026                    2,513              2,513                     -            -

Glenview Trust Company, Agent,
Peter L. Walton IMA #363                           1,256              1,256                     -            -

Glenview Trust Company, Agent,
Peter L. Walton, IRA# 369                          5,020              5,020                     -            -

Glenview Trust Company,
Custodian, FBO: Leonard J.
Weiner, IRA# 365                                   5,026              5,026                     -            -

Glenview Trust Company, Cust.,
Patrick Welsh, IRA# 256                            2,510              2,510                                  -

Glenview Trust Company, Agent,
Sheila D. Welsh IMA #281                           6,091              6,091                     -            -

Glenview Trust Company,
Custodian, FBO: Steven D. Wilson,
IRA# 228                                           1,253              1,253                     -            -

Glenview Trust Company,
Custodian, FBO: Janice W. Yusk,
IRA# 442                                           4,894              4,894                     -            -

Carole Ann Gunn,                                  11,164              5,014                 6,150            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Richard B. Gushee Revocable
Trust, u/a dated 9/21/94 Richard
B. Gushee, Trustee                                14,209              1,193                13,016            *

Martha Rogers Haas 1996 Revocable
Trust, Martha Rogers Haas,
Trustee                                           31,201             31,201                     -            -

First Clearing LLC, Custodian,
FBO: Harry G. Hager IRA #:
4226-9281                                          4,894              4,894                     -            -

Michael Hahle &, Donna Hahle                      10,304             10,304                     -            -

John Halbreich                                    23,901              4,901                19,000            *

Vanguard Fiduciary Trust Co.,
Custodian, FBO: Edwin Hallberg
Jr. IRA#: 45V-101676                              33,075             10,818                22,257            *

James Hamilton &, Siri Kristina
Hamilton                                           6,989              3,961                 3,028            *

Munroe H. Hamilton Trust, John M.
Hamilton, Trustee                                  2,513              2,513                     -            -

Ann R. Hanlon                                     24,528              5,014                19,514            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Wayne R.
Hannah, IRA#: 1627833                             28,565              5,804                22,761            *

Judith F. Harayda,                                 3,104              2,704                   400            *

Estate of Britton Harris, Ruth B.
Harris, Executrix                                  5,415              5,415                     -            -

Jared Harris &, Wendy Martin                      14,816             14,816                     -            -

Ruth B. Harris                                    16,480             10,831                 5,649            *

Virginia W. Harrity Trust,
Virginia W. Harrity, Trustee                       5,026              5,026                     -            -

Draper & Company c/f, W. F.
Harrity, Jr. IRA Rollover Acct.
#900640301                                         2,387              2,387                     -            -

William F. Harrity, Jr. Trust,
William F. Harrity, Jr., Trustee                  11,938             11,938                     -            -

Joan G. Hartman                                    2,734              1,193                 1,541            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Gregory
M. Harvey, IRA#: 1793591                          15,095              4,901                10,194            *

Laura M. Hastings                                  7,855              2,902                 4,953            *

Michael W. Hatch                                   5,290              5,290                     -            -

Hayden Family Limited
Partnership, Hayden Family LP GP,
Inc., Gen. Partner H.B. Hayden,
Jr., President                                    14,348              2,507                11,841            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

H.B. Hayden Jr. Revocable Trust,
dated 6/24/98 Henry B. Hayden,
Jr. Trustee                                       55,587              2,387                53,200            *

Chason William Hayes, Jr.
Revocable Trust, Chason William
Hayes, Jr., Trustee                               34,802              9,802                25,000            *

Nancy F. Hayes                                     1,253              1,253                     -            -

Stephen W. Hayes                                   1,193              1,193                     -            -

M&T Bank, Custodian for the, Gaye
G. Haynes Revocable Trust WD
Haynes, GG Haynes & JT Beaty, Tt                   9,248              9,248                     -            -

Walter D. Haynes                                   3,898              3,898                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Walter D.
Haynes, IRA# 1801222                               5,349              5,349                     -            -

W. Cobb Hazelrig                                   6,175              4,775                 1,400            *

The Frederic A. Heim 1986 Trust,
Frederic A. Heim, Trustee                        146,860              9,551               137,309            *

Richard A. Heise Sr. Living Trust
dtd 9/29/99 &, Restated 1/18/03 &
any amend. thereto Richard A.
Heise, Trustee                                   100,116             10,041                90,075            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Barbara
Henderson, IRA#: 1333875                           8,035              2,507                 5,528            *

Ralf W. Hennig                                    11,181              5,014                 6,167            *

Joel F. Henning                                    4,901              4,901                     -            -

The Richard & Ethel Herzfeld
Foundation, Inc., F. William
Haberman, President                               14,326             14,326                     -            -

John J. Hessian                                    2,387              2,387                     -            -

John A.C. Hetherington & E. Mavis
Hetherington                                      94,155              2,387                91,768            *

John H. Hicks &, Virginia S.
Hicks                                             31,480              5,014                26,466            *

Catherine A. Higgins                              31,252              9,551                21,701            *

UBS Financial Services,
Custodian, FBO: Catherine A.
Higgins, IRA#: HG-A2031-31                        55,476             10,818                44,658            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Ralph
Hirschhorn IRA#1827290                             5,804              5,804                     -            -

Merideth Hmura &, David Hmura                      2,510              2,510                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Thomas R. Hoag & Susanne E. Hoag
Revocable Trust, Thomas R. &
Susanne E. Hoag, Trustees                          4,894              4,894                     -            -

Hochberg Holdings Limited
Partnership, Hochberg Holdings
II, LLC, GP Joel Hochberg, Manager                15,042             15,042                     -            -

Barbara G. Hochhauser                              2,387              2,387                     -            -

Alan I. Hochman Revocable Living
Trust, Alan I. Hochman, Trustee                   30,417             15,331                15,086            *

Daniel J. Hochman                                  2,387              2,387                     -            -

Linda E. Hoffman (3)                               1,253              1,253                     -            -

Grace E. Hokin Trust dtd
10/15/85, Grace E. Hokin, Trustee                  4,775              4,775                     -            -

Holland & Knight Defined Benefit
Pension Plan, Robert J. Friedman,
Trustee                                           30,776             11,938                18,838            *

Deborah C. Holland                                 1,193              1,193                     -            -

Florence S. Holzman                                5,026              5,026                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: L. Lee
Horschman, IRA # 1608201                           5,331              2,507                 2,824            *

Horwitz Family Limited
Partnership, Premium Management,
LLC, General Partner Melton J.
Horwitz, Operating Manage                          6,812              2,447                 4,365            *

Donald S. Howard                                  45,025              4,775                40,250            *

Glen S. Howard Revocable Trust,
Glen S. Howard, Trustee                           68,326              4,901                63,425            *

Lauren R. Howard Revocable Trust,
Lauren R. Howard, Trustee                         64,719              5,409                59,310            *

John B. Huffaker & Judith
H.Huffaker                                         2,387              2,387                     -            -

Hume Family Investment LLC,
Edward A. Landry, Manager                        240,937              5,014               235,923            *

George Lee Humphrey &, Diana Y.
Humphrey                                          28,649              4,894                23,755            *

Nancy L. Hurwitz                                   2,507              2,507                     -            -

Susan Hurwitz Revocable Trust,
Susan Hurwitz, Trustee                             2,507              2,507                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Huse Family Trust, Wilfred M.
Huse & Margaret R. Huse,
Co-Trustees                                        5,804              5,804                     -            -

Wilfred M. Huse, M.D.                              9,816              2,387                 7,429            *

Wilfred M. Huse, M.D. & Margaret
R. Huse                                           44,203             11,109                33,094            *

Leland S. Huttner & Marilyn S.
Huttner                                           41,279              9,676                31,603            *

Richard M. Ihrig                                   3,900              2,387                 1,513            *

Inasmuch Foundation, William J.
Ross, President                                   22,189             22,189                     -            -

Michael Inkman                                     3,704              3,704                     -            -

David L. Isackson                                  1,293              1,193                   100            *

Dennis M. Jackson                                  9,170              2,387                 6,783            *

Diane Z. Jacobson Revocable
Trust, Diane Z. Jacobson, Trustee                 62,094             12,698                49,396            *

Fruman Jacobson &, Marian S.
Jacobson                                          12,164              2,902                 9,262            *

Union Bank of California, Trustee
for, Sonberk Profit Sharing Plan
FBO Fruman Jacobson                               11,649              2,387                 9,262            *

Louise T. Jacobson Trust, Louise
T. Jacobson, Trustee                               5,014              5,014                     -            -

First Clearing Corporation,
Custodian, Elizabeth P. Jamieson
IRA#: 4563-1391                                    1,193              1,193                     -            -

Warren T. Jamieson                                 3,928              2,387                 1,541            *

Louise T. Jantzen                                  1,193              1,193                     -            -

Ronald D. Jarvis                                   7,163              7,163                     -            -

Herbert N. Jasper & Renee B.
Jasper                                            45,725              2,447                43,278            *

Renee B. Jasper                                    1,451              1,451                     -            -

Jebco, Inc., Stuart Bell,
Treasurer                                          4,775              4,775                     -            -


Joseph J. Jerkovich & Janet C.
Jerkovich                                          2,387              2,387                     -            -

Joseph Jerkovich                                   1,451              1,451                     -            -

JINVEST TRUST, J.E. Chappell,
Trustee                                           32,387              2,387                30,000            *

Isabella Speakman Johnson,                         2,387              2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Dorsey & Whitney Trust Company,
LLC, Custodian, FBO: Larry W.
Johnson                                           18,811              3,704                15,107            *

Piper Jaffray as Custodian, FBO:
Peder J. Johnson IRA#6926-7026                     5,722              1,193                 4,529            *

Robert C. Johnson & Gloria M.
Johnson                                           14,552              5,290                 9,262            *

Robert W. Johnson                                  5,596              2,513                 3,083            *

Steven J. Johnson & Susan J.
Iverson                                            7,814              1,256                 6,558            *

Robert J. Jones                                    4,372              1,253                 3,119            *

Wedbush Morgan Securities, FBO:
Gary S. Judd IRA Contributory #:
4637-1183                                         19,190              5,014                14,176            *

Michael F. Ciferri                                 5,014              5,014                     -            -

The Private Bank & Trust Co., as
Trustee, of the Charles N. Egan
1968 Trust FBO: Richard Egan                      12,567             12,567                     -            -

Richard D. & Anne W. Egan Living
Trust, Richard D. & Anne W. Egan,
Trustees                                          10,053             10,053                     -            -

Julie J. Eiselt                                    5,924              2,513                 3,411            *

Evason Investments, LLC, Kenneth
L. Evason, President                               2,513              2,513                     -            -

RWB Investments, LLC, Richard M.
Gillette & Norma J. Vinger,
Members                                           25,134             25,134                     -            -

Ronald D. Whitt                                   12,567             12,567                     -            -

Alan S. Kaden                                     64,163              7,163                57,000            *

Joseph J. Kalbac, MD, PA
Qualified, Deferred Compensation
Trust Charles P. Sacher, Trustee                 201,746             17,473               184,273            *

Edward L. Kalin Revocable Trust,
Edward Kalin, Trustee                              5,014              5,014                     -            -

John A. Kantor & Cynthia D.
Kantor                                             5,014              5,014                     -            -

Daniel D. Kaplan & Pamela B.
Kaplan                                            17,014              5,014                12,000            *

James I. Kaplan                                   23,387              2,387                21,000            *

Joan Kasner 2001 Revocable Trust,
Joan F. Kasner, Trustee                           37,268             10,436                26,832            *

Alvin D. Katz                                      2,387              2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

KD Partnership, FBO: Richard C &
Catherine M Schmoker Attn:
Richard C. Schmoker, Partner                       9,789              9,789                     -            -

Frank J. Kearny, III                               4,775              4,775                     -            -

Charles E. Kelley & Mary K.
Kelley                                             2,507              2,507                     -            -

Timothy J. Kelley & Carol L.
Kelley                                             2,387              2,387                     -            -

Marshall & Ilsley Trust Co.,
N.A., as Trustee for t, Latham &
Watkins Thrift & PS Ret. Plan
FBO: William C. Kelly, Jr.,
#95K068                                           58,709              2,902                55,807            *

Carter S. Kennedy                                 49,485              4,894                44,591            *

Susan A. Kennedy Revocable Living
Trust, Susan A. Kennedy, Grantor
& Trustee                                         21,489             21,489                     -            -

Susan L. Kennedy                                   2,507              2,507                     -            -

William R. Kennedy, III Revocable
Living Trust, William R. Kennedy,
III, Grantor & Trustee                             2,387              2,387                     -            -

Glenn R. Kessel,                                  28,532              1,193                27,339            *

Piper Jaffray, Custodian, FBO:
Glenn R. Kessel S.E.P. IRA#: 3710
8326                                              59,778              4,960                54,818            *

Edythe K. Jamieson                                 2,387              2,387                     -            -

UBS Financial Services, Inc.,
Custodian, FBO: George Kidder,
IRA# JJ-713651                                     2,507              2,507                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Calvin B.
Kirchick IRA#: 1542851                             1,193              1,193                     -            -

John E. Kirkpatrick                              116,095             12,698               103,397            *

Judith Z. Kishner Revocable
Trust, Judith Z. Kishner, Trustee                  2,513              2,513                     -            -

Kittery Ophthalmic Consultants,
Profit Sharing Plan and Trust
FBO: Marc Richman, Trustee                        67,542             10,053                57,489            *

Kittery Ophthalmic Consultants,
Fred W. Armbruster & Stewart J.
Turner Partners                                   26,139              3,707                22,432            *

Wetherington, Klein & Hubbart,
PA, Qualified Deferred
Compensation Trust FBO: Herbert
M. Klein                                           9,397              1,253                 8,144            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Betty B. Klinedinst,                              15,718              9,551                 6,167            *

US Bank, NA, Custodian, FBO:
Thomas J. Klinedinst, Jr. IRA#
06-5640                                            9,551              9,551                     -            -

Mary L. Koelle                                     5,804              5,804                     -            -

Margaret E. Koerner                                8,461              2,513                 5,948            *

David H. Kornbluth, DMD                           18,171              2,387                15,784            *

Joan S. Kornbluth                                 19,873              2,387                17,486            *

Spindler Krause, Jr. Revocable
Trust, Spindler Krause, Jr.,
Trustee                                           44,129              4,775                39,354            *

Todd M. Kreig & Elizabeth G.
Kreig                                              5,804              5,804                     -            -

Kriegel Limited Partnership,
Gerald W. Kriegel, General
Partner                                            1,193              1,193                     -            -

Gerald William Kriegel                             1,193              1,193                     -            -

A. G. Kris Family Trust, Alan R.
& Gloria B. Kris, Trustees                         4,901              4,901                     -            -

City National Bank, Trustee, of
the Arnold & Porter PSP FBO:
Werner Kronstein #17021473s40                     74,897              1,451                73,446            *

The Krowech Trust of 1982,
Leonard M. & Selma A. Krowech,
Trustees                                          49,234              2,513                46,721            *

Kenneth J. Krupsky & Amy E.
Krupsky                                           27,485              2,387                25,098            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Amanda
Kuipers, IRA # 1626270                             2,902              2,902                     -            -

Amanda H. Kuipers                                 12,285              2,507                 9,778            *

Cyd de Largde Kuipers                              4,775              4,775                     -            -

Dawn Kuipers                                      26,387              2,387                24,000            *

John K. Kuipers                                   18,379              4,775                13,604            *

William E. Kuipers III                            54,192              8,192                46,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: William
E. Kuipers, III, IRA# 1828545                     54,706              8,706                46,000            *

R & K Associates Profit Sharing
Plan, FBO: Robert Kurtz, Trustee                  15,068             15,068                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Robert D. Lane, Jr., Esquire,                      1,193              1,193                     -            -

Edie Laquer 1999 Revocable Trust,
Edie Laquer, Trustee                              35,199             35,199                     -            -

Alan H. Lareau                                     1,193              1,193                     -            -

Nancy B. Lazard                                    4,350              1,451                 2,899            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Nancy B.
Lazard, IRA# 1810786                               1,193              1,193                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Richard
R. Lazard, IRA# 1709733                           26,340             10,580                15,760            *

Richard R. Lazard,                                15,225              5,547                 9,678            *

LBM Enterprises LLC, Attn: Leigh
B. Middleditch, Jr.                                2,450              2,450                     -            -

Ken Leiman                                         1,193              1,193                     -            -

Don G. Lents Revocable Trust, Don
G. Lents, Trustee                                 25,291              5,020                20,271            *

Helen L. Leslie Revocable Trust,
Helen L. Leslie Trustee                            1,253              1,253                     -            -

Jill C. Lesser,                                    2,902              2,902                     -            -

Herbert T. Levin,                                  2,387              2,387                     -            -

Bear Stearns Securities Corp.,
Custodian, FBO: Marla J. Levin,
IRA# 168-28505                                     5,026              5,026                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Mitchell
J. Levine, IRA #1813375                            1,193              1,193                     -            -

Mitchell J. Levine, M.D.                          39,256              1,256                38,000            *

Clifford M. Levy &, Nalda A. Levy                  1,451              1,451                     -            -

Gail Levy                                          2,794              1,253                 1,541            *

Stephan R. Levy                                    1,451              1,451                     -            -

Jacqueline Lewin                                   2,387              2,387                     -            -

David B. Lewis Trust, David B.
Lewis Trustee                                      4,775              4,775                     -            -

National Investor Service Corp,
Custodian, FBO: James A. Lewis
IRA# 539-98853                                     4,775              4,775                     -            -

George F. Lieser                                  12,257              2,507                 9,750            *

Ronna Lindner,                                     1,193              1,193                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Lindsey Family Limited
Partnership, Vincent J. Naimoli,
Managing G.P.                                      9,551              9,551                     -            -

Donald A. Littlefield                              2,387              2,387                     -            -

Sherwin Littman & Alice Littman                    4,220              2,707                 1,513            *

Leonard L. Litvak & Sylvia Litvak                  5,290              5,290                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Lawrence
Locascio, Jr. IRA#:920998                          1,193              1,193                     -            -

Daniel E. Loeb                                     2,387              2,387                     -            -

Adam R. Loew & Terri L. Loew
Revocable 2003 Trus, Adam R. &
Terri L. Loew, Trustees                            2,387              2,387                     -            -

David N. Loew & Frances G. Loew,
Revocable 1991 Trust David N.
Loew, Trustee                                     39,223             13,332                25,891            *

David N. Loew Trustee u/w, David
L. Loew Trust                                     99,168             34,103                65,065            *

David Nathan Loew, Trustee of,
Trust A of the Ethel S. Loew
Living Trust dated 1/25/89                        82,758              5,014                77,744            *

Peggy Stollmack Inter Vivos
Trust, u/i dated 10/30/85 Peggy
Loew, David Loew &                                37,092              5,032                32,060            *

Stephen Loew                                       2,546              1,193                 1,353            *

Henry J. Loos                                     17,029              5,026                12,003            *

Stephen B. Loring                                 38,643              5,014                33,629            *

Nancy W. Lowrey                                    5,014              5,014                     -            -

Lunsford Capital, LLC, W. Bruce
Lunsford, President                               51,567             14,816                36,751            *

Luzerne Products, Inc., Stuart M.
Bell, President                                    5,014              5,014                     -            -

Thomas P. Lynch,                                   5,998              1,256                 4,742            *

McGillicuddy Investments LP III,
Dennis J. McGillicuddy, Jr., G.P.
(4)                                            3,427,570            157,593             3,269,977           4.6%

Dennis J. McGillicuddy, Jr. &,
Elisabeth A. McGillicuddy (4)                      9,551              9,551                     -            -

Edward E. Mack III                                44,041             10,041                34,000            *

David M. Maklan                                   34,583              4,894                29,689            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Cardiothoracic Surgical
Associates, PA PSP, FBO:
Christopher T. Maloney                            63,606             15,606                48,000            *

Estate of J. William Manning                       9,802              9,802                     -            -

Pershing LLC, Custodian, FBO: G.
Tyson Maroon, IRA# 14V-816022                      5,026              5,026                     -            -

Alexander C. Marrack Rev. Liv.
Tr., Alexander C. Marrack,
Trustee                                            5,683              2,450                 3,233            *

James E. Marsh                                    16,624              9,802                 6,822            *

Michael Marsh                                     17,140              4,901                12,239            *

Saul A. Marsh & Susan Marsh                       21,031             21,031                     -            -

U.S. Bank, Trustee, of the
Dorsey & Whitney Master Trust FBO:
Phillip H. Martin, IRA#: 3115                     13,013              1,253                11,760            *

Cornelius J. McCarthy                             43,089             10,831                32,258            *

Jeremiah P. McDonald & Louise A.
McDonald                                          39,950              2,387                37,563            *

Patricia K. McDowell                              18,287              2,387                15,900            *

Terry A. McIlroy                                   2,513              2,513                     -            -

Mark J. McInerney                                  5,804              5,804                     -            -

Kevin J. McIntyre                                  2,450              2,450                     -            -

Ellsworth McKee                                    4,775              4,775                     -            -

Russell E. McKee, Jr.                             41,449              4,775                36,674            *

John Michael McLaughlin Trust,
John Michael McLaughlin, Trustee                  84,809              5,014                79,795            *

Terrence D. McMahon Revocable
Trust &, Daniel W. Bednarz
Revocable Trust (TIC) Attn:
Terrence D. McMahon, Trustee                      25,447              5,026                20,421            *

Robert W. Mead Revocable Living
Trust, Robert W. Mead, Trustee                     2,513              2,513                     -            -

Richard L. Measelle                               21,014              5,014                16,000            *

Sandra Melnick                                     4,775              4,775                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Byron
Menides Regular IRA G&T/Plan
Number 0001808935                                  8,989              2,645                 6,344            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Laura
Menides IRA #1808933                               1,193              1,193                     -            -

Amy Jo Deren-Milgrim                               1,451              1,451                     -            -

Stephen L. Miller                                  1,256              1,256                     -            -

Richard P. Milligan, Trustee, of
the Marital Trust FBO: Richard P.
Milligan                                           5,775              4,775                 1,000            *

David J. Millstone &, Dvora S.
Millstone                                         11,006              1,451                 9,555            *

Michelle A. Millstone-Shroff                       2,751              1,451                 1,300            *

Albert J. Miniaci Revocable
Trust, Albert J. Miniaci, Trustee                 10,014              5,014                 5,000            *

Beatriz Miniaci Revocable Trust,
Beatriz A. Miniaci, Trustee                       10,014              5,014                 5,000            *

Dominick F. Miniaci Trust,
Dominick F. Miniaci, Trustee                       5,014              5,014                     -            -

Rose Miniaci Revocable Trust,
Rose Miniaci, Trustee                             11,028             10,028                 1,000            *

MMP Investments, Philip Stahl &
Milford Pepper General Partners                    1,256              1,256                     -            -

John F. Moffitt &, Eugenie M.
Moffitt                                            5,026              5,026                     -            -

Monaco Investment Partners, L.P.,
Donald P. Monaco, Managing Gen.
Partner                                          303,251              4,775               298,476            *

Donald P. Monaco Insurance Trust,
Donald P. Monaco, Trustee                         63,345             10,053                53,292            *

M&T Bank, Custodian, Montgomery
Botanical Center, Inc. Walter D.
Haynes, President                                  7,797              7,797                     -            -

Theodore R. Montuori Inter Vivos,
Declaration of Trust dtd 11/6/96
Theodore R. Montuori, Trustee                     48,576              9,551                39,025            *


Ellen K. Moore Revocable Trust
dtd 1/18/00, Ellen K. Moore,
Trustee                                           23,552              1,193                22,359            *

Graham Y. Moore, III Revocable
Trust dtd 1/18/00, Graham Y .
Moore, III Trustee                                 5,900              1,256                 4,644            *

Thomas W. Moore                                    5,014              5,014                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Douglas J. Moran Trust, Douglas
J. & Marcia H. Moran, Co-Trustees                 38,583              2,387                36,196            *

Doris A. Morgenstern Rev Fam Tr
of '85, & Paul Morgenstern Rev
Fam Tr of '85 TIC Doris A. & Paul
Morgenstern Trustees                             113,603             16,537                97,066            *

Jane Morrell                                      24,337             14,948                 9,389            *

Nancy K. Morrell                                   4,894              4,894                     -            -

Richard A. Morris Business Trust,
Richard A. Morris, Trustee                        10,041             10,041                     -            -

Robert J. Morris,                                  4,775              4,775                     -            -

Robert J. Morris Revocable Trust
u/a/d 2/16/83, Robert J. Morris,
Trustee                                            9,802              9,802                     -            -

David H. Morse, Esq.                             157,835             12,698               145,137            *

Donald Mothner & Cynthia Mothner                  21,450              3,760                17,690            *

Lillian Mothner Trust, Lillian
Mothner, Trustee c/o Donald
Mothner                                           42,330              4,775                37,555            *

George P. Mueller,                                17,746              6,669                11,077            *

UBS Financial Services,
Custodian, FBO: Andrea
Muscarello, IRA#: HG66988-31                      31,602              5,014                26,588            *

Merrill Lynch, Custodian, FBO:
Kenneth Musen, IRA #: WMNR07241                    7,677              7,677                     -            -

Charles Schwab, Inc., Cust., FBO
Kenneth R. Myers IRA
R/O#2246-6119                                      5,909              2,507                 3,402            *

Michael Nachwalter &, Irene
Nachwalter                                        61,354              9,789                51,565            *

Dorothy B. Nagy Marital Trust,
Dorothy B. Nagy, Trustee                          57,746              9,789                47,957            *

Irma P. Nash Trust dated
12/30/85, Irma P. Nash & Thomas
E. Swaney, Co-Trustee                             17,956              2,387                15,569            *

NEK Investco, Inc., Neil E.
Kelley, President Genesis Park LP                 59,701             14,948                44,753            *

Leonard M. Nelson                                 29,538              3,898                25,640            *

Merle R. Nelson,                                  13,454              6,412                 7,042            *

Joseph R. Nemeth Living Trust u/a
dtd 12/06/72, Joseph R. Nemeth,
Trustee                                          108,080              7,288               100,792            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Claudia C. Newman                                  4,775              4,775                     -            -

Jennifer E. Newton                                56,530              2,387                54,143            *

Stuart M. Neye & Ellen R. Neye                     3,276              1,193                 2,083            *

Andrew L. Nichols                                 97,570              5,290                92,280            *

Bernard A. Nigro, Jr. & Stacey L.
Sovereign                                         10,485              7,402                 3,083            *

Nolan Properties, Inc., Attn:
John G. Nolan, Vice President                     75,780             20,621                55,159            *

Lois E. Nonneman                                  27,301             14,816                12,485            *

Longhorn Partners, Attn: John
Norcross                                           9,551              9,551                     -            -

Miami Partners, John Norcross,
General Partner                                   14,326             14,326                     -            -

Nathalie J. Nordstrand                             2,293              1,193                 1,100            *

Robert I. Nordstrand                               3,293              1,193                 2,100            *

Karen C. Norris Living Trust,
Karen C. Norris, Trustee                         254,665              2,387               252,278            *

William B. Oberlink                               22,516              9,789                12,727            *

Duncan M. O'Brien                                  9,409              5,409                 4,000            *

Irene Oddi Trust u/a dtd 9/12/97,
Irene & Raymond Oddi, Co-Trustees                 33,866              7,414                26,452            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Raymond
D. Oddi, IRA #1810951                              2,387              2,387                     -            -

David Olander                                     14,704              3,704                11,000            *

D. Dudley Oldham &, Judy W.
Oldham                                             2,450              2,450                     -            -

UBS Financial Services,
Custodian, FBO: Bryan M. Ollila,
IRA#: PE82468-16                                   1,253              1,253                     -            -

UBS Financial Services,
Custodian, FBO: Darla E. Ollila,
IRA #: PE12767-16                                  1,193              1,193                     -            -

Philip E. Orbanes                                 84,901              4,901                80,000            *

Willa Oren Revocable Trust, Willa
Oren & Martin Oren, Trustee                        5,290              5,290                     -            -

Marilyn A. Ortmann & William D.
Ortmann                                            4,901              4,901                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Harold L. Osher, MD,                             576,059             28,574               547,485            *

Judith A. Osher, Psy.D.                           27,016              6,095                20,921            *

Peggy L. Osher                                   239,144             11,642               227,502            *

Stephen Paluszek                                 320,234             41,242               278,992            *

Stephen H. Paneyko                               177,028             10,028               167,000            *

Marshall & Ilsley Trust Co.,
N.A., Trustee for the, Latham &
Watkins Thrift & PS Ret. Plan
FBO: Thomas Patten, #95K068IA4                    26,011              6,283                19,728            *

Michael D. Paulik & Michelle R.
Paulik                                             5,014              5,014                     -            -

Paulik Revocable Trust, Michael
M. Paulik, Trustee or Diane H.
Paulik, Trustee                                   37,735             18,735                19,000            *

Marla J. Paxson                                    7,163              7,163                     -            -

Daniel S. Pearson Credit Shelter
Trust, Fredericka G. Smith,
Trustee                                            2,513              2,513                     -            -

Fred H. Pearson Trust, Fred H.
Pearson, Trustee                                  59,264              7,282                51,982            *

Laura Pearson                                     12,064             12,064                     -            -

Alison Peck                                        4,775              4,775                     -            -

Andrew Pells                                      26,057             26,057                     -            -

Deidre O'Brien Pepi                               64,430              9,802                54,628            *

Richard G. Pepin, Jr. & Suzanne
J. Pepin                                          21,850              4,775                17,075            *

Joanne T. Pepper Exemption Trust,
Joanne T. Pepper, Trustee                          1,193              1,193                     -            -

Melvin Perelman &, Joan B.
Perelman                                          19,944              2,902                17,042            *

Melvin Perelman                                   22,056              5,014                17,042            *

Leon H. Perlin & Phyllis F.
Perlin                                            17,789              4,901                12,888            *

Steven P. Perlman, DDS &, Harriet
Perlman                                            6,715              2,510                 4,205            *

George C. Perreault Living Trust,
George C. Perreault, Trustee                     152,474             19,604               132,870            *

Thomas L. Pfister                                  2,387              2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Marshall & Ilsely Trust Co.,
N.A., Trustee for, Thrift & PS
Ret Plan of Latham & Watkins FBO:
Thomas L. Pfister, #95K068IH9                      9,458              1,451                 8,007            *

Phase Holdings Incorporated,
Bernard L. Langeluttig, President                  4,775              4,775                     -            -

Larry B. Phillips III                             50,100              9,789                40,311            *

Dean P. Phypers                                   15,845             15,845                     -            -

Jonathan W. Phypers                                4,775              4,775                     -            -

Revocable Living Trust of Wesley
C. Pickard, Wesley Pickard &
Jeanette Studley, Trustee'                        23,139              3,898                19,241            *

PKH Investment Co., Inc., Philip
K. Harvey, President                              19,122             15,355                 3,767            *

Richard W. Pogue Declaration of
Trust dtd 11/18/, Richard W.
Pogue, Trustee c/o Jones Day                     118,948              9,789               109,159            *

Charlotte Hope Poindexter                          2,902              2,902                     -            -

John S. Poindexter, III, MD                      192,698             12,698               180,000            *

Elliot E. Polebaum                                16,386              2,387                13,999            *

RBC Dain Rauscher, Custodian,
FBO: David M. Pollock IRA#
1101-6541-1600                                    10,942              4,775                 6,167            *

Helene Pollock                                     4,775              4,775                     -            -

Edward J. Porento, Jr. & Margo E.
Porento                                            1,256              1,256                     -            -

Thomas J. Prosse                                   4,775              4,775                     -            -

Kenneth R. Purdy &, Rona R. Purdy                  5,014              5,014                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: James F.
Quirk, IRA#: 1381511                              29,401              5,152                24,249            *

Quonny Ventures Limited
Partnership, QV Mangement LLC,
General Partner Ronald D. Jarvis,
Manager                                           98,702              4,775                93,927            *

National City Bank, Trustee,
Calfee, Halter & Griswold LLP
PST&P FBO: Robert N. Rapp
#01647583KK8                                       2,387              2,387                     -            -

Norbert J. Rappl,                                  4,284              1,256                 3,028            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Rawson Family Limited
Partnership, Edward Rawson, Pres.
of Rawson Family Enterprises,
Inc, General Partner                              35,786             13,093                22,693            *

Gareth L. Reed                                     2,387              2,387                     -            -

The Reinhart Foundation, Myron H.
Reinhart, President Attn: Karen
Hand                                              26,425             26,425                     -            -

Beatrice Renfield Foundation,
Attn: Martin Milston, Treasurer                   23,925             16,623                 7,302            *

Emmet C. Richards Revocable
Trust, Emmet C. & Gail Z.
Richards, Trustees c/o Zarrow
Family Office, LLC                                 2,513              2,513                     -            -

Gail Z. Richards Revocable Trust,
Gail Z. & Emmet C. Richards,
Co-Trustees                                        2,902              2,902                     -            -

Thomas F. Richardson, Jr.
Revocable Trust, Thomas F.
Richardson, Jr. Trustee                            5,014              5,014                     -            -

Marc W. Richman, M.D.,                            59,876              2,387                57,489            *

Douglas V. Rigler & Katherine C.
Rigler                                             9,565              9,565                     -            -

Jonathan Rinehart                                  4,775              4,775                     -            -

U.S. Bank, NA, Agent, Margot L.
Ritz                                              22,748              9,802                12,946            *

RMK Partnership, Jerome Makowsky,
Neil Ringel & Morris Kriger,
General Partners                                   5,026              5,026                     -            -

Lanse Robb                                         1,253              1,253                     -            -

Peter J. Robbins &, Beverley
Robbins                                           36,856              3,770                33,086            *

Genesee Valley Trust Company,
Trustee, FBO: Nathan J. Robfogel
IRA#: 14017512014                                 40,987              2,513                38,474            *

Edward A. Robinson, LLC, Edward
A. Robinson, Manager                              29,863             10,041                19,822            *

Edward A. Robinson                                61,635              4,775                56,860            *

Richard L. Robinson                               27,631              5,014                22,617            *

Rockwell Fund, Inc., Attn: R.
Terry Bell, President                            301,762             54,094               247,668            *

William W. Rooke                                  13,818             10,818                 3,000            *

Alfred Rose Revocable Trust,
Alfred Rose, Trustee                              25,222             13,219                12,003            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Joe A. Rose & Rolynn M. Rose                      32,775              4,775                28,000            *

H. David Rosenbloom                               60,465              5,290                55,175            *

Edna Rosenthal & Samuel Rosenthal                  2,863              1,451                 1,412            *

Mark A. Ross                                       8,139              2,387                 5,752            *

Eleni A. Rossides & Nikolas
Bezianis                                           1,193              1,193                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Eugene T.
Rossides, IRA#: 1638650                          157,866              8,994               148,872            *

Eugene T. Rossides                               168,837              6,029               162,808            *

Alfred F. Rotelle                                  2,507              2,507                     -            -

Faith A. Rotelle                                   2,507              2,507                     -            -

Charles J. Rothweiler                             34,494             32,494                 2,000            *

J. Robert Routt                                   21,188              7,527                13,661            *

Rubaiyat Trading Company, Ltd.,
John S. P. Samford, Managing G.P.                129,797             10,028               119,769            *

Arthur S. Rubin, MD &, Wendy S.
Rubin                                              2,513              2,513                     -            -

Oppenheimer & Co. Inc. Custodian,
FBO: Dr. Arthur Rubin, IRA#
A877702629                                         4,013              2,513                 1,500            *

Peter J. Rubin                                    37,534             10,580                26,954            *

Peter J. Rubin & Donna L. Rubin                    9,513              3,760                 5,753            *

Wendy S. Rubin 2002 Revocable
Trust dtd 01/30/02, Wendy S. &
Arthur S. Rubin, Trustee                           7,797              7,797                     -            -

Rutledge Limited Partnership,
James C. Rutledge Rev. Tr., GP                     4,775              4,775                     -            -

JMB Family Limited Partnership,
Irrevocable Trust of 2003 Barry
Silverstein, Trustee (5)                         472,856             22,308               450,548            *

MSTB FLP 2003 Irrevocable Trust,
Barry Silverstein, Trustee (5)                   712,311             38,872               673,439            *

Silverstein FLP 2002 LTD,
Irrevocable Trust of 2003 Barry
Silverstein, Trustee (5)                          75,299              4,155                71,144            *

Silverstein Investments LP II,
c/o S.B. Investment Management,
Inc., GP Steven Blechner,
President (5)                                  1,018,875              8,706             1,010,169            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Silverstein Investments LP III,
c/o S.B. Investment Management,
Inc., GP Steven Blechner,
President (5)                                  4,547,730            457,150             4,090,580           5.8%

Trudy Silverstein Irrevocable
Trust of 2003, Randall Meeks,
Trustee (5)                                       34,740              4,155                30,585            *

Charles P Sacher PA Qualified,
Deferred Compensation Trust
Charles P Sacher Trustee                         196,285             14,960               181,325            *

Sacher, Martini & Sacher, P.A.
Qualified, Defered Compensation
Trust FBO: Charles S. Sacher                       2,902              2,902                     -            -

John M. Sacher,                                    6,944              2,387                 4,557            *

Bear Stearns Security Corp.,
Custodian, FBO: John M. Sachs,
DDS IRA# 851-99642-080                            22,526              5,026                17,500            *

George H. Sack, Jr.                               55,802             20,057                35,745            *

Glenn H. Sacra                                    48,155              4,775                43,380            *

Miriam H. Sadler Revocable Trust,
Miriam H. Sadler, Trustee                          2,387              2,387                     -            -

Samuel Sadler &, Miriam Sadler                   159,534              5,026               154,508            *

Lee Salerno                                        2,902              2,902                     -            -

John S. P. Samford                                44,150             10,028                34,122            *

Jesse F. Sanderson, Jr., MD.                      98,505             10,818                87,687            *

Almira B. Sant Revocable
Indenture of Trust, Almira B.
Sant, Trustee                                      2,507              2,507                     -            -

J. Talbot Sant, Jr.,                               1,253              1,253                     -            -

John T. Sant Revocable Trust,
John T. Sant, Trustee                              4,775              4,775                     -            -

Richard B. Sant                                   22,238              5,014                17,224            *

Edward H. Sarbey                                   7,534              7,534                     -            -

Heidi Jo Savage                                    4,775              4,775                     -            -

Nathan Schatz M.D. Associates
Pension Plan, Nathan Schatz,
M.D., Trustee                                     79,552             15,606                63,946            *

Donald Schauwecker                                13,387              2,387                11,000            *

Vanguard Fiduciary Trust Co.,
Custodian, FBO: Fred Schlesinger,
IRA #48V-843230                                    5,290              5,290                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

David S. Schoedinger,                             34,928              2,507                32,421            *

Robert W. Baird & Co. Inc.
Trustee, FBO: Richard L. Schwaab
IRA #7522-2676                                     4,775              4,775                     -            -

Daniel C. Schwartz Revocable
Trust, Daniel C. Schwartz,Trustee                  2,387              2,387                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Raymond
Schwartz, IRA# 1710029                             2,387              2,387                     -            -

Robert C. Schwartz Flint Trust,
Cheryl A. Schwartz, Trustee                        4,775              4,775                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: William
W. Schwarze, IRA# 1784022                          5,470              2,387                 3,083            *

Health Information Support
Services Retirement, Plan & Trust
FBO: Maria F. Sconzo Attn: Maria
Sconzo, Trustee                                    5,014              5,014                     -            -

Maria Sconzo Revocable Trust,
Maria Sconzo, Trustee                              5,014              5,014                     -            -

Roy L. Sea,                                        1,256              1,256                     -            -

William W. Sedlazek &, Carol
Sedlazek                                          35,336             15,606                19,730            *

Pershing & Co., FBO: Martin E.
Segal / 5hl-183637                                99,726              4,901                94,825            *

Allan H. Selig                                    65,738             23,009                42,729            *

Neil Sell Retirement Plan, FBO:
Neil I. Sell                                       5,593              2,510                 3,083            *

Bertrand C. Sellier &, Robin K.
Sellier                                            5,013              2,513                 2,500            *

Cynthia T. Semple                                  2,387              2,387                     -            -

Donald B. Shackelford                              5,014              5,014                     -            -

Robert H. Shannon, M.D.                           15,693              1,193                14,500            *

Jonathan B. Shaw                                 245,606             15,606               230,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Dennis
Shea, IRA#: 1090840                                3,838              3,838                     -            -

Gloria Shea                                        2,645              2,645                     -            -

Michael M. Sheppard,                               7,675              1,256                 6,419            *

Litamae Sher                                       6,214              6,214                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Alan A. Sherburne                                 64,226              7,226                57,000            *

Everett A. Sheslow Trust, Everett
A. Sheslow, Trustee                               15,582              2,387                13,195            *

Walter G. Shifrin Revocable
Trust, Walter G. Shifrin, Trustee                124,400              2,513               121,887            *

Thomas B. Siebens                                 10,053             10,053                     -            -

Frank P. Silkman                                  53,558              2,387                51,171            *

Jean O. Silkman                                   35,487              2,507                32,980            *

Edwin and Rina Silverstein,
Irrevocable Trust of 2003 c/o
Jason Silverstein, Trustee (5)                   109,253              1,253               108,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Edwin
Silverstein, IRA# 1636981 (5)                    110,704              2,704               108,000            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Rina
Silverstein, IRA# 1636962 (5)                    110,704              2,704               108,000            *

Frederick J. Simon                                35,617             11,609                24,008            *

Todd D. Simon                                     35,617             11,609                24,008            *

Robert S. Siskin Trust, Robert S.
Siskin, Trustee                                   51,352              2,387                48,965            *

Sarah Everhart Skeels,                             2,513              2,513                     -            -

Thomas Brown Slaughter Revocable,
Trust dated 09/30/99 Thomas B.
Slaughter, Trustee                                72,268             26,438                45,830            *

Edward D. Slevin                                  12,092              2,387                 9,705            *

David H. Smith,                                   31,412             20,659                10,753            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Dwain B.
Smith, IRA# 1801094                                8,462              7,402                 1,060            *

Fredricka G. Smith Revocable
Living Trust, Fredricka G. Smith,
Trustee                                            2,387              2,387                     -            -

Dreyfus Service Corporation, FBO:
Fredricka Smith IRA Rollover
Acct. # 5DC-149561                                 2,387              2,387                     -            -

J. Chandler Smith, Jr.                            21,297              5,610                15,687            *

Jeffrey B. Smith                                 315,594             15,594               300,000            *

Joel Smith & Janet Smith                         192,621             20,621               172,000            *

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Stephen R. Smith Family Trust,
Nancy A. Smith & Altavista Trust,
Trustees                                          21,246              1,256                19,990            *

Philip H. Snoberger Trust u/d/t
02/17/92, Philip H. Snoberger,
Settlor & Trustee                                 11,609             11,609                     -            -

Roger S. Snowdon                                   1,256              1,256                     -            -

Dr. Larry A. Snyder &, Rona S.
Snyder                                            12,319              2,507                 9,812            *

Carol E. Sobel                                     7,698              2,510                 5,188            *

Marital Trust u/w Milton Soref,
Wayne R. Lueders, Trustee                         18,895              2,387                16,508            *

Laurence T. Sorkin,                               38,810              6,606                32,204            *

Spiegel 2002 Revocable Trust,
Robert S & Sally M Spiegel,
Trustees                                           2,387              2,387                     -            -

Spiegel Family Investment Co.,
LLC, Robert S. Spiegel, Manager                    4,775              4,775                     -            -

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Robert L.
Spillman IRA #1812789                              4,775              4,775                     -            -

Francis E. Spindler, Jr.                          91,818             15,606                76,212            *

Kenneth S. Spirer                                 11,956              5,349                 6,607            *

Ruth Springer                                      5,720              2,450                 3,270            *

Clare H. Springs Revocable Trust,
Clare H. Springs, Trustee                          4,775              4,775                     -            -

Philip Stahl                                     1,193                1,193                     -            -

James F. Stapleton &, Margaret M.
Stapleton                                       25,886               25,886                     -            -

Steinman Family Limited
Partnership, Theodore I.
Steinman, MD & Carol Z. Steinman,
General Partners                                 7,749                4,775                 2,974            *

Richard A. Steinwurtzel &, Vicki
L. Steinwurtzel                                 49,775                4,775                45,000            *

Richard A. Steinwurtzel                         47,387                2,387                45,000            *

Amy Stets                                        1,193                1,193                     -            -

Craig Stevens                                   34,387                2,387                32,000            *

Matthew Stevens                                  2,387                2,387                     -            -

Richard B. Stevens & Rita J.
Stevens                                          9,802                9,802                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Franz H.
Stewart, Jr., IRA# 1679326                      82,704               12,704                70,000            *

William G. Stewart                              79,097                7,408                71,689            *

Merrett R. Stierheim                            14,511               14,511                     -            -

Don N. Stitt                                    18,418                1,253                17,165            *

Stofko Law Offices Profit Sharing
Plan, FBO: Dennis J. Stofko,
Esquire                                         11,507                2,507                 9,000            *

Dennis J. Stofko & Linda S.
Stofko                                           7,507                2,507                 5,000            *

Sara A. Strang Living Trust, Sara
A. Strang, Trustee                              25,685                7,282                18,403            *

Laurence B. Straus Revocable
Trust, Laurence B. Straus,
Trustee                                         19,918                7,803                12,115            *

National City Bank, Trustee for
the Calfee,, Halter & Griswold
LLP Profit Sharing T&P FBO James
F Streicher, #647583RC9                          2,447                2,447                     -            -

Robert E. Stroud                                53,200                3,704                49,496            *

Emily W. Sunstein and Leon C.
Sunstein, Jr., Tte, of Revocable
Deed of Trust of Emily Sunstein,
dtd 1/1/1996, as am                            122,852               29,130                93,722            *

Cordelia Speakman Sutch, c/o
Willard A. Speakman, III                         2,387                2,387                     -            -

Stephen F. Sutter &, Melinda D.
Sutter                                           2,513                2,513                     -            -

Donald M. Swan, Jr. &, Donna M.
Swan                                             9,775                4,775                 5,000            *

Mary S. Swan                                     1,193                1,193                     -            -

Susan M. Swan                                    1,193                1,193                     -            -

Glenn M. Swisher                                 7,414                7,414                     -            -

Sena Weller Rohs Williams, Agent,
AAA Miami Valley Investment
Management Agreement                             5,026                5,026                     -            -

Sena Weller Rohs Williams, Agent,
Patricia H. Briggs, IMA                          5,026                5,026                     -            -

Sena Weller Rohs Williams, Agent,
Ruth J & Robert A Conway
Foundation, Inc Robert & Ruth
Conway & Thomas Clark                           19,604               19,604                     -            -

Sena Weller Rohs Williams, Agent,
Edward J. Donohoe Investment
Management Agreement                             2,387                2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Sena Weller Rohs Williams, Agent,
Julie J. Donohoe Investment
Management Agreement                             4,901                4,901                     -            -

Sena Weller Rohs Williams,
Custodian, FBO: Chalk Fry DDS,
Inc. Employees' Profit Sharing
Plan & Trust                                     2,513                2,513                     -            -

Sena Weller Rohs Williams, Agent,
Phebe C. Hethcock, Investment
Management Agreement                             5,026                5,026                     -            -

Sena Weller Rohs Williams, Agent,
Pauline Grier Knadler Trust
Agreement Pauline G. Knadler,
Trustee                                          5,026                5,026                     -            -

Sena Weller Rohs Williams, Agent,
Judith T. Lorman, IMA                           14,829               14,829                     -            -

Sena Weller Rohs Williams, Agent,
Thomas A. Lorman, IMA                            4,901                4,901                     -            -

Sena Weller Rohs Williams, Agent,
O'Dea & Associates, Inc Profit
Sharing Plan                                     2,513                2,513                     -            -

Robert A. Szczesny &, Gayle C.
Szczesny                                        26,221                5,409                20,812            *

Dudley S. Taft                                  22,363               10,028                12,335            *

Rebecca R. Taft                                 21,778                2,387                19,391            *

Stephen E. Tallent & Martha M.
Tallent                                        322,431                2,507               319,924            *

Delaware Charter Guarantee &
Trust Company, Trustee, FBO:
Stephen E. Tallent, IRA #:1635968              223,539               21,109               202,430            *

Joan C. Talpers                                  4,775                4,775                     -            -

Gail A. Tate & Carl F. Tate                     60,210                2,507                57,703            *

U.S. Trust Company of North
Carolina, Custodian, FBO: Richard
E. Thigpen IRA#: 444-106875                      2,513                2,513                     -            -

DeRoy C. Thomas,                                81,540               28,299                53,241            *

William J. Tierney & Mary E.
Tierney                                         30,436                5,804                24,632            *

Robert J. Timmermann                            10,041               10,041                     -            -

Robert J. Timmermann Revocable
Trust, Robert J. Timmerman,
Trustee                                          4,775                4,775                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Peter B. Tinkham & Sandra C.
Tinkham                                         13,514                5,014                 8,500            *

Jason P. Toabe Revocable Trust,
Jason P. & Florence Toabe,
Trustees                                        14,841               14,841                     -            -

Hale and Dorr Capital Management,
Cust., FBO: J. Owen Todd IRA
R/O#: 232090130120 Philip Moree,
Custodian                                       31,902                2,902                29,000            *

Sargent Management Company,
Custodian, FBO: Richard C.
Townsend, IRA Rollover Attn:
Donald K. Morrison, Trustee                      4,101                2,387                 1,714            *

Trackside Revocable Trust, Carl
D. England, Trustee                             11,542                1,193                10,349            *

Tredler Living Trust, Peggy
Tredler, Trustee                                 2,387                2,387                     -            -

Sheila Treschak & Ralph Treschak                34,910               15,858                19,052            *

Carolyn M. Tripodi                               5,831                1,193                 4,638            *

Daniel Tripodi & Sharon Tripodi                 52,923                9,386                43,537            *

Vasiliki B. Tsaganos                            28,174                2,387                25,787            *

Deanne J. Tucker                                 9,802                9,802                     -            -

Richard B. Tucker                               14,577               14,577                     -            -

Sylvia Tucker Trust for Deanne
Tucker, u/a dtd 12/23/66 Richard
Tucker, Trustee                                  4,775                4,775                     -            -

David J. Turell, M.D.                            2,960                1,253                 1,707            *

Donna Turell By-pass Trust, David
J. Turell, M.D., Trustee                        12,580                1,253                11,327            *

Roderick H. Turner, M.D. & Sandra
M. Turner                                       46,592                7,163                39,429            *

Leonard A. Turowski & Son Funeral
Homes, Inc., Employee Profit
Sharing Trust FBO: Leonard A.
Turowski, Trustee                                1,193                1,193                     -            -

Tweedy Company LLC, Jeffrey
Tweedy, Managing Member c/o Eaton
& Van Winkle                                     5,415                5,415                     -            -

Mellon Bank, NA, as Trustee for
the TXU Retirement Plan Master
Trust Ref. No. TUCF 8748692                  4,069,885            2,062,130             2,007,755           2.8%

Abraham L. Udovitch                              5,014                5,014                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Giles C. Upshur, III                            60,604               15,845                44,759            *

Andrea M. Van Cleve Revocable
Trust, Andrea M & Peter D Van
Cleve, Trustees                                  1,193                1,193                     -            -

William M. Van Cleve Trust,
Georgia D. Van Cleve, Successor
Trustee                                         10,322                1,193                 9,129            *

William F. Van Domelen Trust,
William F. Van Domelen, Trustee                 10,942                4,775                 6,167            *

Peter Van Dyke                                  43,877               23,877                20,000            *

Andrew P. Varney & Jean B. Varney               15,689                2,387                13,302            *

Jose Luis Vazquez & Manuela Gil                 74,373                7,521                66,852            *

George L. Vergara & Kathleen C.
Vergara                                          4,775                4,775                     -            -

Stanley Wagner & Renee G.
Rabinowitz                                       9,802                9,802                     -            -

W. Stanley Walch Revocable Trust
dtd 12/31/93, W. Stanley Walch,
Trustee                                         72,203                2,507                69,696            *

Michael L Waldman & Linda Coe                    2,387                2,387                     -            -

Philip S. Walker, Esq.                          31,712                2,387                29,325            *

National City Bank, Trustee,
Calfee, Halter & Griswold LLP
PST&P FBO: Mark I. Wallach,
#01647583UK7                                     2,513                2,513                     -            -

Tom Warburton                                    2,645                2,645                     -            -

David B. Ware                                   23,184                5,014                18,170            *

G. Dudley Ware                                  62,858                5,014                57,844            *

Guilford D. Ware                               125,537               19,592               105,945            *

Phyllis M. Warsaw Living Trust,
Phyllis M. Warsaw, Grantor                       2,387                2,387                     -            -

Stanley W. Warsaw Living Trust,
Stanley W. Warsaw, Trustee                       2,387                2,387                     -            -

Jeffrey S. Wasser, Diane Wasser                  4,775                4,775                     -            -

Robert Starrett Waters Revocable
Trust, Robert Starrett Waters,
Trustee                                         50,275                3,704                46,571            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Dennis R.
Watts, IRA# 1816365                              2,387                2,387                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Mary E.
Watts, IRA# 1816366                              1,193                1,193                     -            -

Frederick Wedell                                60,975               14,816                46,159            *

Neil A. Weikart & Barbara A.
Weikart                                          2,961                1,256                 1,705            *

Cathy Loew Weiner                               17,652                2,507                15,145            *

Earl D. Weiner                                  58,517                9,796                48,721            *

Delaware Charter Guarantee &
Trust Co, Trustee, FBO: Paul
Weintraub, IRA# 1749168                          4,230                1,256                 2,974            *

Bernard Weisman & Marilyn Weisman               38,602                2,387                36,215            *

Richard L. Weiss                                20,983               14,816                 6,167            *

Susan S. Weiss                                  20,484                3,704                16,780            *

Joe Weissbrot & Riva Weissbrot                  11,938               11,938                     -            -

W. Harrison Wellford                             4,775                4,775                     -            -

Robert W. Werth                                  1,193                1,193                     -            -

William A. Werth & Robert A.
Werth                                            4,597                1,193                 3,404            *

Jeanne M. Westcott                              45,040                2,507                42,533            *

Karel Westerling                                99,951               24,594                75,357            *

Wetherington, Klein & Hubbart,
P.A., Qualified Deferred
Compensation Trust FBO: Gerald T.
Wetherington                                     4,155                4,155                     -            -

Wells Fargo Bank, N.A., FBO:
Marcia Campbell Rev Trust Agency
94-1347393                                       1,885                1,885                     -            -

Wells Fargo Bank, N.A., Trustee,
FBO: Lloyd P. Johnson
Rev.Trust-Large CA Acct# 12822600                5,026                5,026                     -            -

Wells Fargo Bank, N.A., FBO: Paul
C. Johnson Trust Agency                          1,885                1,885                     -            -

Wells Fargo Bank, N.A., FBO:
Russell Johnson Agency 94-1347393                1,885                1,885                     -            -

Wells Fargo Bank, N.A., FBO:
Kelley Family Rev Trust
94-1347393 94-1347393                            1,885                1,885                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Wells Fargo Bank, N.A., Agent,
FBO: E Clark Porter Rev Trust -
IMA                                              4,775                4,775                     -            -

Wells Fargo Bank, N.A., Agent,
FBO: E. Clarke Porter Rev Tru                    5,026                5,026                     -            -

Wells Fargo & Company Master
Pension Trust, Wells Fargo Bank
Minnesota N.A., Trustee                        294,630               80,430               214,200            *

WHC America, Inc., Jeffrey
Tweedy, President c/o Eaton & Van
Winkle                                          10,831               10,831                     -            -

Phil B. Whitaker                               113,864                5,014               108,850            *

Pendleton P. White                               5,014                5,014                     -            -

Robert Hunt Whitten &, Laure
Whitten                                          1,193                1,193                     -            -

The H & CB Wiener Revocable
Trust, Dr. Harvey Wiener, Trustee                8,192                8,192                     -            -

Harvey Wiener Revocable Trust,
Harvey Wiener, Trustee                          12,303               12,303                     -            -

David D. Wild                                   39,890                4,775                35,115            *

Judith E. Wilkerson Revocable
Trust as, Restated u/d/t dated
07/16/97 Judith E. Wilkerson,
Trustee                                          8,388                2,387                 6,001            *

William D. Wilkerson Revocable
Trust as, Restated u/d/t dated
07/16/97 William D. Wilkerson,
Trustee                                          8,388                2,387                 6,001            *

Alan M. Willemsen                              101,484                4,775                96,709            *

Edward C. Williams III                           1,193                1,193                     -            -

Herbert E. Williams & Robin E.
Williams                                        19,697                4,155                15,542            *

T. Evan Williams & Bonnie I.
Williams                                        22,929               10,818                12,111            *

Thomas E. Williams                               2,902                2,902                     -            -

Thomas N. Willis & Rebecca H.
Willis                                           5,590                2,507                 3,083            *

Gary D. Wilson                                  56,723                7,803                48,920            *

Withington Foundation, Inc.,
William W. Rooke, President                     15,833               15,833                     -            -

Bernard T. Witkin &, Sharon E.
Witkin                                           1,256                1,256                     -            -

Wells Fargo Bank IRA c/f, Leonard
Wolpa (8810-6522)                                5,026                5,026                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

The W. Edward Wood Revocable
Trust, W. Edward Wood, Trustee                  48,351                9,551                38,800            *

Christine M. Zampell Revocable
Trust, Christine M & James C
Zampell, Co-Trustee                              5,026                5,026                     -            -

James C. Zampell Revocable Trust,
James & Christine Zampell,
Co-Trustees                                      5,026                5,026                     -            -

The Zarrow Families Foundation,
Henry Zarrow, President                          5,415                5,415                     -            -

Zarrow Holding Company, Henry
Zarrow, Chairman                               201,682               70,015               131,667            *

The Anne & Henry Zarrow
Foundation, Henry Zarrow,
President                                       10,831               10,831                     -            -

Jack C. Zarrow Revocable Trust,
Jack C. & Maxine F. Zarrow,
Trustees                                        10,831               10,831                     -            -

Maxine & Jack Zarrow Family
Foundation, Jack Zarrow, Trustee
& President                                     10,831               10,831                     -            -

Maxine F. Zarrow Revocable Trust,
Maxine F. & Jack C. Zarrow,
Co-Trustees                                     10,831               10,831                     -            -

Howard M. Zeppelin,                              2,743                1,256                 1,487            *

Marcia E. Zisselman,                             5,804                5,804                     -            -

Glenview Trust Company, Agent,
Tricia Hafele IMA # 1059                         7,407                7,407                     -            -

Glenview Trust Company, Agent,
Robert H Rueff & Mary Ann Rueff                  5,020                5,020                     -            -

Glenview Trust Company, Agent,
Robert R. Scherer Trust u/a dt
Fund A # 754                                     3,769                3,769                     -            -

Glenview Trust Company, Agent,
William A Zapp IRA #1 T/U/A #                    2,509                2,509                     -            -

Glenview Trust Company, Agent,
Billie F. Hoertz IMA #824                        1,253                1,253                     -            -

Glenview Trust Company, Agent,
Larry L Crain Revocable Living
Trust dtd 5/31/20005 (#871)                      1,253                1,253                     -            -

Glenview Trust Company, Agent,
Deborah L Dawson-Crain Revocable
Living Trust dtd 5/31/20005                      1,253                1,253                     -            -

Philip von Mehren                                1,193                1,193                     -            -

Ann Von Mehren                                   1,253                1,253                     -            -

Peter Von Mehren                                 1,451                1,451                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

George Von Mehren                                1,193                1,193                     -            -

Cheryl Ann Blanchette                            1,193                1,193                     -            -

Joel Bresler                                     3,707                3,707                     -            -

Robert W. Deutsch & Florence K.
Deutsch                                          4,775                4,775                     -            -

Robert C. Direnzo                                2,387                2,387                     -            -

Robert Godwin & Heather Godwin                   5,026                5,026                     -            -

Corinne S. Graber                                4,775                4,775                     -            -

William F. Kennedy M.D.                          4,775                4,775                     -            -

John J. Meindl, Jr. &, Holli
Meindl                                           5,014                5,014                     -            -

David W. Pogue                                   4,775                4,775                     -            -

Wanda Rappaport & Irwin Rappaport                2,704                2,704                     -            -

R.L. Saum Consturction Company,
Retirement Plan - FBO: Robert L.
Saum Robert L. Saum, Trustee                    11,938               11,938                     -            -

Melanie N. Steane                               10,833               10,831                     2            *

Raymond P. Sullivan Living,
Trust, Raymond P. & Margaret B.
Sullivan, Trustees                               9,551                9,551                     -            -

Joanne LaBarbara                                 9,551                9,551                     -            -

Dorsey & Whitney Trust Company,
LLC, Custodian, FBO: Loren R.
Knott                                            1,193                1,193                     -            -

Abdelaziz Bennani Defined Benefit
Pension Plan, Abdelaziz Bennani,
Trustee                                          2,450                2,450                     -            -

Shutts & Bowen, LLP 401(k)
PSP(A), FBO Don A Lynn, Fidelity
Acct# 251043796                                  2,513                2,513                     -            -

D. Stevens McVoy &, Karen Sue
McVoy                                           23,877               23,877                     -            -

DC/IRA#1819056 FBO: Margaret
Huffaker                                         1,193                1,193                     -            -

National Investor Services Corp,
Custodian, FBO: John M. Arribas,
Jr. SEP IRA Acct# 311-94105-16                   5,015                5,015                     -            -

J. Randall Baird                                 4,775                4,775                     -            -

                                                Shares
                                          Beneficially Owned        Number of           Shares Beneficially Owned
                                          Prior to Offering          Shares                After Offering (1)
Name of Selling Stockholder                Number of Shares       Being Offered      Number of Shares     Percentage
---------------------------                ----------------       -------------      ----------------     ----------

Denis V. Brenan                                  1,193                1,193                     -            -

Richard DeShutter                                4,775                4,775                     -            -

David Eggebrecht                                 2,387                2,387                     -            -

Judith E. Endelman Living Trust
dtd 12/19/2001 Judith E.
Endelman, Trustee                                  596                  596                     -            -

Jack B. Gordon & Lucille L.M.
Gordon                                          13,305                2,387                10,918            *

J. David Jackson & Renee L.
Jackson                                          6,210                1,256                 4,954            *

Peter S. Kettler                                 5,924                2,513                 3,411            *

Delaware Charter Guarantee &
Trust Co, Ttee FBO: Parry B.
Larsen, IRA# 1795423                             9,802                9,802                     -            -

Albert L. Lord                                 223,714               29,847               193,867            *

Corneila G. Nichols                             97,570                5,290                92,280            *

NBC Securites, Inc. c/f Helen
O'Sullivan IRA#: 59529061                        5,015                5,015                     -            -

Stern Agee & Leach c/f FBO: I.L.
O'Sullivan, Jr. IRA#:
BI26-63738965                                   15,205                5,015                10,190            *

Richard J. Phelps                               40,852                5,020                35,832            *

James J. Regan & Maureen Regan                 119,417               16,474               102,943            *

Willis L. Roberts Family Trust
Northern Trust Bank of Florida,
Trustee                                         57,607                2,387                55,220            *

Mark S. Rosenthal & Vera Lynn
Rosenthal                                       18,257                2,507                15,750            *

Forrest Smith                                    1,193                1,193                     -            -

Thomas J. Tripodi                                2,387                2,387                     -            -

Christopher C. Weed                             16,774                2,507                14,267            *

All other holders or future
transferees, pledgees, donees or
successors of such holders (6)                   7,162(7)             7,162                     -            -
--------------------------------------------------------------------------------------------------------------------

TOTAL SHARES                                44,744,148           10,971,697            33,772,451
--------------------------------------------------------------------------------------------------------------------

* Less than 1 percent

(1) We do not know when or in what amounts a selling stockholder may offer shares for sale. The selling stockholders may not sell any or all of the shares registered hereunder. Because the selling stockholders may offer all or some of the shares, and because there are currently no agreements, arrangements or understandings with respect to the sale of any of the shares, we cannot estimate the number of the shares that will be held by the selling stockholders. However, for purposes of this table, we have assumed that none of the shares covered by this prospectus supplement will be held by the selling stockholders.

(2) Susan Gribbell is William W. Gribbell's spouse. Mr. Gribbell serves as one of our Executive Vice Presidents.

(3) Linda E. Hoffman is Second Vice President - Wealth Management Financial Advisor at Smith Barney and, as such, may be deemed to be an affiliate of Citigroup Global Markets Inc., a registered broker-dealer. She has informed us that (1) she purchased her shares in the ordinary course of business, and (2) at the time the shares were purchased, she had no agreements, plans or understandings, directly or indirectly, to distribute the shares.

(4) Dennis J. McGillicuddy has been one of our directors since May 2002 and is the Chairman of the Compensation Committee and a member of the Audit Committee. Mr. McGuillicuddy is a limited partner of McGuillicuddy Investments Limited Partnership III. Dennis J. McGillicuddy, Jr. is Mr. McGillicuddy's son.

(5) Barry Silverstein has served as one of our directors since May 2002 and is a member of the Compensation Committee and Audit Committee. Mr. Silverstein is a limited partner in Silverstein Investments Limited Partnership III. Trudy F. Silverstein is Mr. Silverstein's spouse, Edwin Silverstein is Mr. Silverstein's brother and Rina Silverstein is Mr. Silverstein's sister-in-law.

(6) Information about other selling stockholders will be set forth in subsequent prospectus supplements, as required.

(7) Assumes that any other selling stockholders, or future transferees, pledgees, donees, or successors of or from such selling stockholders, do not beneficially own any shares of our common stock other than the shares of our common stock to be offered under this prospectus supplement.